UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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THE CHEMOURS COMPANY

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1007 Market Street
Wilmington, Delaware 19801
March 12, 2021
To our Shareholders:
We are pleased to invite you to attend the virtual Annual Meeting of shareholders of The Chemours Company to be held on April 28, 2021. The meeting will begin at 10:00 a.m. (Eastern time).
The virtual Annual Meeting will be accessible via live webcast at www.viewproxy.com/chemours/2021/VM. Shareholders will be able to vote and submit questions during the virtual Annual Meeting. To attend the virtual Annual Meeting, shareholders should register on or before April 26, 2021 by visiting www.allianceproxy.com/chemours/2021. Further details can be found in the section below “General Information about the Meeting.”
The following pages contain our notice of Annual Meeting and Proxy Statement. Please review this material for information concerning the business to be conducted at the annual meeting, including the nominees for election as directors.
We are furnishing proxy materials to our shareholders primarily over the Internet, which expedites shareholders’ receipt of proxy materials and reduces the environmental impact of our Annual Meeting.
Whether or not you plan to attend the virtual Annual Meeting, please submit a proxy promptly to ensure that your shares are represented and voted at the meeting.
Sincerely,

Richard H. Brown Chairman of the Board	Mark P. Vergnano President & Chief Executive Officer

Notice of 2021 Virtual Annual Meeting
of Shareholders
Date: April 28, 2021
Time: 10:00 a.m. Eastern time
Place: Virtual Only — No Physical Meeting Location
Record date: March 2, 2021
Notice is hereby given that a meeting of the shareholders of The Chemours Company (the “Company”) will be held virtually, on April 28, 2021 at 10:00 a.m. Eastern time (including any adjournments or postponements thereof, the “virtual Annual Meeting”) for the following purposes:
1.
To elect the nine director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the virtual Annual Meeting of Shareholders in 2022;

2.
To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

3.
To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021;

4.
To approve amendments to the Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions with respect to certificate of incorporation and bylaw amendments;

5.
To vote on the amendment and restatement of the Company’s 2017 Equity and Incentive Plan; and

6.
To transact such other business that may properly come before the virtual Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 2, 2021 are entitled to notice of, and to vote at, the virtual Annual Meeting, and any adjournments or postponements of the virtual Annual Meeting.
By Order of the Board of Directors.
David C. Shelton
Senior Vice President, General Counsel &
Corporate Secretary
March 12, 2021
Your vote is important. Even if you plan to attend the virtual Annual Meeting, Chemours still encourages you to submit your proxy via Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “Questions and Answers” section of the attached Proxy Statement.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2021:
The Notice of Internet Availability of Proxy Materials, Notice of Virtual Annual Meeting of Shareholders,
Proxy Statement and Annual Report are available at
www.allianceproxy.com/chemours/2021

VIRTUAL ANNUAL MEETING OVERVIEW	1
PROPOSAL 1 — ELECTION OF DIRECTORS	1
Director Qualification Standards	1
Director Nominees	3
CORPORATE GOVERNANCE	10
Corporate Governance Highlights	10
Corporate Governance Practices	10
Corporate Responsibility Commitment (“CRC”) Highlights	11
Board Oversight of Corporate Responsibility	13
Board Leadership Structure	13
Director Independence	13
Oversight of Risk Management	14
Succession Planning	15
Director Education	15
Code of Conduct	15
Shareholder Engagement	16
Policy on Hedging Transactions	16
BOARD STRUCTURE AND COMMITTEE COMPOSITION	17
Audit Committee	17
Compensation and Leadership Development Committee	18
Nominating and Corporate Governance Committee	19
DIRECTOR COMPENSATION	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
EXECUTIVE COMPENSATION	24
Compensation Discussion and Analysis	24
Executive Compensation Tables	43
Compensation and Leadership Development Committee Report	54
PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	55
PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
Fees Paid to Independent Registered Public Accounting Firm	56
Audit Committee’s Pre-Approval Policies and Procedures	56
Report of the Audit Committee	57
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS WITH RESPECT TO CERTIFICATE OF INCORPORATION AND BYLAW AMENDMENTS	58
PROPOSAL 5 — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CHEMOURS COMPANY 2017 EQUITY AND INCENTIVE PLAN	60
CERTAIN RELATIONSHIPS AND TRANSACTIONS	70
GENERAL INFORMATION ABOUT THE MEETING	70
OTHER INFORMATION	76
Other Business that May Come Before the Meeting	76
2022 Annual Meeting of Shareholders	76
Annual Report on Form 10-K	76
Appendix A: Form of Proposed Amendments	A-1
Appendix B: Amendment of The Chemours Company 2017 Equity and Incentive Plan	B-1

PROXY STATEMENT
VIRTUAL ANNUAL MEETING OVERVIEW
Set forth below is summary information regarding the virtual Annual Meeting of shareholders (including any adjournments and postponements thereof, the “Annual Meeting”) of The Chemours Company (“Chemours” or the “Company”), including the location of the meeting and the proposals its shareholders will vote upon at the meeting. Please see the more detailed information set forth in this Proxy Statement about the virtual Annual Meeting and the proposals.
Meeting Information	Summary of Matters to be Voted Upon
Time and Date	Voting Matter	Board Vote Recommendation	See Page
10:00 a.m. (Eastern time) on Tuesday, April 28, 2021 Place: Virtual Meeting Only — No Physical Location	Management Proposals
	Proposal 1 — Election of Directors	FOR EACH NOMINEE	1
	Proposal 2 — Advisory Vote on Executive Compensation	FOR	55
	Proposal 3 — Ratification of Independent Registered Public Accounting Firm	FOR	55
	Proposal 4 — Proposal to Amend the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with Respect to Certificate and Bylaw Amendments	FOR	58
	Proposal 5 — Approval of the Amendment and Restatement of The Chemours Company 2017 Equity and Incentive Plan	FOR	60

PROPOSAL 1 — ELECTION OF DIRECTORS
The first proposal to be voted on at the virtual Annual Meeting is the election of members of the Board of Directors (the “Board”) of the Company. Nine current members of the Board are standing for re-election to hold office for a one-year term, or until their successors are duly elected and qualified.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.

Director Qualification Standards

The Chemours Nominating and Corporate Governance Committee will consider potential candidates suggested by Board members, as well as management, shareholders, search firms and others.
The Board’s Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; business acumen; and significant professional accomplishment. The specific skills, experience and criteria that the Board may consider, and which may vary over time depending on current needs, include leadership; experience involving technological innovation; relevant industry experience; financial expertise; corporate governance; compensation and succession planning; familiarity with issues affecting global businesses; experience with global business operations, strategy and management; environment, health, safety and sustainability; risk management; other board experience; prior government service; and other individual qualities and attributes, including diversity in experience, gender and ethnicity, that contribute to the total mix of viewpoints and experience represented on the Board. Additionally, directors are expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities.
When considering candidates for nomination, the Nominating and Corporate Governance Committee takes into account these factors, among other items, to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interests of all shareholders. The Nominating and Corporate Governance Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to Chemours.
Once the Nominating and Corporate Governance Committee has identified a prospective candidate, the Nominating and Corporate Governance Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the Nominating and Corporate Governance Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The Nominating and Corporate Governance Committee also may consider other relevant factors as it deems appropriate, including the current composition of the Board and specific needs of the Board to ensure its effectiveness. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee. One or more members of the Nominating and Corporate Governance Committee and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing its evaluation, the Committee will conclude whether to make a recommendation to the full Board for its consideration.
The Nominating and Corporate Governance Committee considers candidates for director suggested by shareholders, applying the factors for potential candidates described above and taking into account the additional information provided by the shareholder or gathered by the Committee. Shareholders wishing to suggest a candidate for director should write to the Corporate Secretary and include the detailed information required under the Company’s Amended and Restated Bylaws (the “Bylaws”).
A shareholder’s written notice to the Corporate Secretary described in the preceding paragraph must be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary. Shareholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2022 Annual Meeting of Shareholders — Procedures for Submitting Shareholder Proposals and Nominations” in this Proxy Statement.

Director Nominees

The following information describes certain information regarding our director nominees.
Director Nominee Composition

Skills, Experience, and Background

The Nominating and Corporate Governance Committee recommended to the Board the nominees named in this Proxy Statement. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee can make a significant contribution to the Board and the Company, is willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities and should serve as a director of the Company.
Set forth on the following pages is a skills matrix and biographical information about each of the nominees, including information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that factored into the Board’s determination that the person should serve as a director of the Company. The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board. The following is a description of the Board’s adopted Core Skills & Qualifications and additional relevant experience possessed by the nominees.

Core Skills & Qualifications		Additional Experience
Leadership (Strategy & Execution)	Chemical Industry Experience	Marketing	Information Technology
Financial Expertise	Risk Management	Business Development Operations	Logistics & Supply Chain
Global Business Strategy & Management	Global Business	Mergers & Acquisitions	Legal Expertise
Technological Innovation	Compensation & Succession	Capital Markets	Regulatory Experience
Corporate Governance	Diversity	Investor Relations & Engagement	Cybersecurity
Environment, Health, Safety & Sustainability	Other Board Experience

Skills Matrix

We maintain a skills matrix that identifies expertise and professional background in areas we think are essential for Chemours. The table below lists the areas of expertise for our director nominees.
	Curtis V. Anastasio	Bradley J. Bell	Richard H. Brown	Mary B. Cranston	Curtis J. Crawford	Dawn L. Farrell	Erin N. Kane	Sean D. Keohane	Mark P. Vergnano
Core Skills and Experience
Leadership (Strategy and Execution)	x	x	x	x	x	x	x	x	x
Chemical Industry Experience	x	x	x	x	x		x	x	x
Financial Expertise	x	x	x	x	x	x	x	x	x
Global Business Strategy and Management	x	x	x	x	x	x	x	x	x
Global Business Operations	x	x	x	x	x	x	x	x	x
Corporate Governance	x	x	x	x	x	x	x	x	x
Other Board Experience	x	x	x	x	x	x	x	x	x
Technological Innovation	x		x	x	x	x	x	x	x
Compensation & Succession	x	x	x	x	x	x	x	x	x
Risk Management	x	x	x	x	x	x	x	x	x
Environmental, Health, Safety and Sustainability	x		x	x		x	x	x	x
Additional Experience
Marketing	x				x	x	x	x	x
Business Development	x		x		x	x	x	x	x
Mergers & Acquisitions	x	x	x	x	x	x			x
Capital Markets		x	x			x			x
Investor Relations & Engagement	x	x	x	x		x	x	x	x
Information Technology			x	x	x
Logistics & Supply Chain	x		x				x	x
Legal Expertise	x			x
Regulatory Experience	x		x	x		x
Cybersecurity				x		x
Diversity
Gender				x		x	x
Ethnicity					x

Director Nominees

Director Since: 2015
Committee Memberships: Audit (Chair), Nominating and Corporate Governance
Term of Office Expires: 2021
Age: 64
Business Experience:
•
President, Chief Executive Officer and Executive Director of NuStar GP Holdings, LLC (2006 to 2013)

•
President, Chief Executive Officer and Executive Director of NuStar Energy, L.P. (2001 to 2013)

Other Boards and Positions
•
Chairman, GasLog Partners LP (2014 to present)

•
Par Pacific Holdings, Inc. (2014 to present)

•
Federal Reserve Bank of Dallas (2014 through 2019)

Mr. Anastasio has significant leadership experience as both an executive officer and board member of public companies. Through his experience as a former chief executive officer, he is able to provide the Board with valuable insight on global business management and financial matters. Mr. Anastasio’s knowledge of financial matters is further enhanced by his role as audit committee chairman of Par Pacific Holdings, Inc. and as a director and member of the Audit Committee of the Federal Reserve Bank of Dallas. With nearly 40 years of experience, Mr. Anastasio also provides valuable knowledge in the areas of energy, legal matters, logistics, marketing and mergers and acquisitions.

Curtis V. Anastasio

Director Since: 2015
Committee Memberships:
Compensation and Leadership Development, Nominating and Corporate Governance

Term of Office Expires: 2021
Age: 68
Business Experience:
•
Executive Vice President and Chief Financial Officer, Nalco Holding Company
(2003 to 2010)

•
Senior Vice President and Chief Financial Officer of Rohm and Haas Company
(1997 to 2003)

Other Boards and Positions
•
Director, Hennessy Capital Acquisition Corporations I-IV (HCAC)
HCAC IV (2018 to 2020)
HCAC III (2017 to 2018)
HCAC II (2015 to 2017)
HCAC I (2014 to 2015)

•
Momentive Performance Materials Holdings Inc. (2014 to 2019)

•
Compass Minerals International, Inc. (2003 to 2015)

•
IDEX Corporation (2001 to 2015)

Through his over 35 years of executive experience in the technology, manufacturing and chemicals industries, Mr. Bell has developed financial expertise and experience in mergers and acquisitions, private equity and capital markets transactions. His experience includes over 12 years of experience as a chief financial officer of a publicly traded company, during which he obtained significant financial management and reporting expertise. Mr. Bell has over 30 years of experience as a director of multiple public companies, which allows him to bring the Board substantial knowledge of corporate governance, compensation design, shareholder relations, risk management and succession planning.

Bradley J. Bell

Director Since: 2015
Committee Memberships: Chairman of the Board
Term of Office Expires: 2021
Age: 73
Business Experience:
•
Chair and Chief Executive Officer, Electronic Data Systems (EDS), (1999 to 2003)

•
Chief Executive Officer, Cable & Wireless PLC (1996 to 1999)

•
Chief Executive Officer, H&R Block Inc. (1995 to 1996)

•
Chief Executive Officer, Illinois Bell Telephone Company (1990 to 1995)

Other Boards and Positions
•
Jackson & Partners, LLC (2020 to present)

•
Chairman, Browz, LLC (2005 to 2019)

•
E. I. du Pont de Nemours and Company (2001 to 2015)

•
The Home Depot, Inc. (2000 to 2006)

•
Vivendi Universal (2000 to 2002)

•
Seagram Co Ltd. (1997 to 2000)

•
Trustee Emeritus, Ohio University Foundation

•
Member, Business Roundtable, the President’s Advisory Committee on Trade and Policy Negotiations, the U.S.-Japan Business Council, the French-American Business Council, and the President’s National Security Telecommunications Advisory Committee

From his experiences as the chief executive officer and chairman of the board of several large public companies, Mr. Brown has valuable knowledge in the areas of global business management and operations, as well as the chemicals industry, corporate governance, financial matters, information technology, investor relations and supply chain logistics. His past experience serving as a public company chairman and his knowledge of the chemicals industry make Mr. Brown uniquely qualified to be the Chairman of the Board.

Richard H. Brown

Director Since: 2015
Committee Memberships: Audit, Nominating & Corporate Governance (Chair)
Term of Office Expires: 2021
Age: 73
Business Experience:
•
Senior Partner and Chair Emeritus, Pillsbury Winthrop Shaw Pittman (2007 to 2011); Chair and Chief Executive Officer (1999 to 2006)

Other Boards and Positions
•
McAfee, Inc. (2018 to present)

•
Visa, Inc. (2007 to present)

•
MyoKardia, Inc. (2016 to 2020)

•
International Rectifier Corporation (2008 to 2015)

•
Juniper Networks, Inc. (2007 to 2015)

•
Exponent, Inc. (2010 to 2014)

•
GrafTech International Ltd (2000 to 2014)

Ms. Cranston brings leadership experience and expertise in financial matters, risk management, legal matters and corporate governance. She has over 30 years of experience in mergers and acquisitions as a legal advisor and oversaw two large mergers while she was the chief executive officer of Pillsbury. Ms. Cranston also has experience in the areas of trade, antitrust, telecommunications, SEC enforcement and environmental law. Through her board memberships, she has dealt with cybersecurity issues, stockholder activism and board engagement with shareholders.

Mary B. Cranston

Director Since: 2015
Committee Memberships: Audit
Term of Office Expires: 2021
Age: 73
Business Experience:
•
President and Chief Executive Officer, XCEO, Inc. (2003 to present)

•
President and Chief Executive Officer, Onix Microsystems and Zilog Inc.

Other Boards and Positions
•
ON Semiconductor (1999 to 2020)

•
Xylem Inc. (2011 to 2020)

•
E. I. du Pont de Nemours and Company (1998 to 2015)

•
ITT Corp.

•
Agilysys

•
Lyondell Petrochemical (1998 to 2015)

•
Author of three books on leadership and corporate governance

•
B. Kenneth West Lifetime Achievement Award, National Association of Corporate

•
Directors (NACD), (2011)

•
Outstanding Director, Financial Times (ODX) (2019)

Dr. Crawford has more than 20 years of board experience and has developed an expertise in corporate governance and boardroom leadership. As an executive of several companies, he gained experience in a range of fields including technological innovation and the chemicals industry. Dr. Crawford has developed comprehensive risk management programs for major corporations and also has substantial experience in financial matters, executive compensation and succession planning. From his experience as the president and chief executive officer of a consulting firm, he provides the Board with a unique perspective on corporate governance matters.

Curtis J. Crawford

Director Since: 2015
Committee Memberships: Audit, Compensation and Leadership Development,
Term of Office Expires: 2021
Age: 61
Business Experience:
•
President and Chief Executive Officer, TransAlta Corporation (2012 to present);

•
Chief Operating Officer, TransAlta Corporation (2009 to 2011); Executive Vice President, Commercial Operations and Development (2007 to 2009)

•
Executive Vice President of Generation, BC Hydro (2003 to 2006)

Other Boards and Positions
•
Business Council of Alberta

•
Mount Royal University, Chancellor

From her role as both chief executive officer and board member of a public company, Mrs. Farrell gives the Board important insight in the areas of leadership, global business management and operations, shareholder relations, risk management and financial matters. Mrs. Farrell has substantial experience in strategy, generation operations, large acquisitions, implementing environmental, health and safety programs, negotiating major regulatory deals and financing.

Dawn L. Farrell

Director Since: 2019
Committee Memberships: Audit, Compensation and Leadership Development
Term of Office Expires: 2021
Age: 44
Business Experience:
•
President and Chief Executive Officer, AdvanSix (2016 to present)

•
Vice President and General Manager, Resins and Chemical, Honeywell (2014 to 2016); Business Director, Chemical Intermediates, (2011 to 2014); Global Marketing Manager, Resins and Chemicals (2008 to 2011); Global Marketing Manager, Authentication Technologies Business (2006 to 2008); Product Marketing Manager, Specialty Additives Business (2004 to 2006); Six Sigma Blackbelt Specialty materials (2002 – 2004)

•
Six Sigma and Process Engineering, Elementis Specialties and Kvaerner Process prior to 2002

Other Boards and Positions
•
American Institute of Chemical Engineers (2019 to present)

•
American Chemistry Council (2017 to present)

Ms. Kane led the spin-off of AdvanSix into an independent, NYSE-listed public company, including the appointment of an executive team, oversight of global business operations and strategy, creation of a best-practices corporate governance regime and Board of Directors function, structuring of compensation and succession planning, and the development of ERM and HSE programs.

Erin N. Kane

Director Since: 2018
Committee Memberships:
Compensation and Leadership Development (Chair), Nominating and Corporate Governance

Term of Office Expires: 2021
Age: 53
Business Experience:
•
President and CEO, Cabot Corporation (2016 to present)

•
EVP, President, Reinforcement Materials, Cabot Corporation (2014 to 2016); SVP, President, Performance Chemicals (2012 to 2014); General Manager, Performance Chemicals (2008 to 2012); Vice President (2005 to 2008); joined Cabot Corporation (2002)

•
General Management positions, Pratt & Whitney, a division of United Technologies, prior to 2002

Other Boards and Positions
•
American Chemistry Council (2016 to Present)

Mr. Keohane has a deep understanding of the chemicals industry and international business. From his role as CEO of Cabot Corporation, Mr. Keohane brings expertise in commercial and operational excellence, a commitment to safety, health and environmental leadership, and a strong track record business development in international markets, particularly China. Mr. Keohane also has a deep knowledge and experience in commercializing technology, risk management and broad financial matters, including investor relations.

Sean D. Keohane

Director Since: 2015
Committee Memberships: President & CEO
Term of Office Expires: 2021
Age: 63
Business Experience:
•
President and Chief Executive Officer, The Chemours Company (2015 to present)

•
Executive Vice President, DuPont, E.I. du Pont de Nemours and Company (2009 to 2015);

•
Group Vice President, Safety & Protection DuPont, E.I. du Pont de Nemours and Company (2006 to 2009); Vice President and General Manager — Surfaces and Building Innovations (2005 to 2006); Vice President and General Manager — Nonwovens (2003 to 2005); Assignments in manufacturing, technology, marketing, sales and business strategy prior to 2003; Joined DuPont in 1980 as a process engineer

Other Boards and Positions:
•
Chairman American Chemistry Council (2020); Director (2015 to present)

•
Johnson Controls International plc (2016 to present); Johnson Controls, Inc. (2011 to 2016)

•
Chairman, National Safety Council (2017 to 2019); Director (2007 to 2020)

Mr. Vergnano has substantial leadership experience in the chemicals industry and in global business management and operations. He also brings knowledge and experience in technological innovation, risk management, corporate governance and financial matters. Through his former role with DuPont and his current role as the Company’s President and Chief Executive Officer, Mr. Vergnano has substantial knowledge of the Company and its industry.

Mark P. Vergnano

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ITS NINE
DIRECTOR NOMINEES

CORPORATE GOVERNANCE
Corporate Governance Highlights

➢
Declassified Board in 2016 — all directors elected annually

➢
8 of 9 director nominees are independent

➢
Highly qualified directors reflect broad and diverse mix of business backgrounds, skills and experiences — Skills Matrix added in 2019

➢
All of the Audit Committee members are “audit committee financial experts”

➢
Majority voting for uncontested elections with a director resignation policy

➢
Executive sessions of independent directors at each regularly scheduled Board meeting

➢
CRC commitments — additional progress and publications

➢
Committee reassignments in February 2021

➢
Elimination of supermajority voting provision submitted for shareholder vote

➢
Director Ethnic/Diversity disclosures

➢
ESG oversight added to the Nominating and Corporate Governance Committee Charter

➢
Clawback and Anti-Hedging policies

➢
Directors and Officers must meet share ownership guidelines

➢
No director may stand for re-election after reaching age 75

➢
Annual Board and Committee self-evaluations

➢
Board Refreshment — onboarded new directors in 2018 and 2019

➢
Diversity — increased to 44% Board member diversity based on gender and ethnicity in 2019

➢
Commitment to Corporate Responsibility — see highlights on page 11

Corporate Governance Practices

The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term shareholder value.
In light of this goal, the Board has adopted the Corporate Governance Guidelines, which provide the framework for the Board’s corporate governance. The Nominating and Corporate Governance Committee of the Board reviews and assesses the Corporate Governance Guidelines annually and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
➢
Independent directors will meet regularly in executive session in conjunction with regularly scheduled Board meetings

➢
Directors have access to the Company’s management and advisors, and are encouraged to visit the Company’s facilities

➢
As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors

➢
The Board will make an annual self-evaluation of its performance with a particular focus on overall effectiveness

➢
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflict develops, will report all facts to the Board so that the conflict may be resolved or the director may resign

➢
Shareholders and others interested in communicating directly with the Board, Chair or other outside director may do so by writing in care of the Corporate Secretary. The Board’s independent directors have approved procedures for handling such correspondence received by the Company and addressed to the Board

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com, under the heading “Investor Relations” and then “Corporate Governance.”

Corporate Responsibility Commitment (“CRC”) Highlights

➢
Launched industry wide scholarship and leadership development program, called The Future of STEM Scholars Initiative, in collaboration with American Institute of Chemical Engineers, American Chemistry Council, and HBCU Week Foundation

➢
Awarded more than $370,000 in grants to our local communities through the Chemours COVID-19 Community Relief Fund

➢
Employees in 13 countries dedicated more than 1,200 participation hours during our second global CRC Day, reinforcing that our individual actions support collective progress

➢
Our U.S. and Mexico locations were certified as Great Places to Work for 2019 and 2020, based upon each location’s participant responses in August of the respective preceding years. For 2021, the Great Places to Work survey was delayed until November 2020 due to COVID-19, and Mexico was certified as a Great Place to Work for a third consecutive year.

➢
12 Chemours teams were awarded our Catalyst for Better Award, a new company-wide award that celebrates technological innovations and solutions

➢
Recognized as a safe shipper of hazardous materials for the fourth year in a row with the Non-Accident Release Grand Slam Award from the Association of American Railroads

➢
Completed construction and start-up of a new thermal oxidizer at our Fayetteville Works site and verification testing to demonstrate 99%+ removal of fluorinated organic process emissions routed to the unit

➢
Our Mechelen site converted its energy supply to 100% renewable electricity and carbon neutral natural gas

➢
Published our third-party verified EVOLVE 2030 product sustainability methodology that we developed to assess the UN SDG contributions of our offerings

➢
Received research grants under the European Commission Horizon 2020 program to advance technology development aimed at supporting a hydrogen supply chain

➢
Launched new Chemours Supplier Code of Conduct and awarded our first Sustainable Supplier awards to three suppliers

➢
Included SASB reporting metrics in our most recent GRI compliant Corporate Responsibility Commitment Index Report and improved our CDP climate rating to B

➢
Received Silver certification from EcoVadis for the second year in a row

Our 2030 Corporate Responsibility Commitment Goals

OUR PILLARS	OUR 2030 GOALS	OUR CONTRIBUTION TO THE UN SDGs
Inspired People	**Empowered Employees** ▪ Fill 50% of all positions globally with women ▪ Fill 20% of all US positions with ethnically diverse employees	3, 4, 5, 8, 10, 16
	Safety Excellence ▪ Improve employee, contractor, process, and distribution safety performance by at least 75%	8
	Vibrant Communities ▪ Invest $50M in our communities to improve lives by increasing access to science, technology, engineering, and math (STEM) skills, safety initiatives, and sustainable environment programs	4, 6, 8, 11, 15
Shared Planet	**Climate** ▪ Reduce greenhouse gas emissions intensity by 60% ▪ Advance our plan to become carbon positive by 2050	7, 8, 12, 13
	Water ▪ Reduce air and water process emissions of fluorinated organic chemicals by 99% or more	6, 8, 12, 14
	Waste ▪ Reduce our landfill volume intensity by 70%	8, 12, 15
Evolved Portfolio	**Sustainable Offerings** ▪ Ensure that 50% of our revenue comes from offerings that make a specific contribution to the UN SDGs	2, 3, 7, 9, 11, 12, 13
	Sustainable Supply Chain ▪ Establish a baseline for the sustainability performance of 80% of suppliers by spend and demonstrate 15% improvement	5, 6, 8, 10, 12, 13, 15

To view our Corporate Responsibility Commitment Report and learn more about our goals, go to: https://www.chemours.com/en/about-chemours/corporate-responsibility

Board Oversight of Corporate Responsibility

Because environmental, social, and governance (ESG) matters are integral to the growth and long-term success of the Company, we believe that a two-tiered level of oversight provides the best avenue to integrate ESG risks and opportunities into our overall business strategy, and help us meet the changing demands of all our stakeholders — customers, partners, investors, employees and communities. The Nominating and Corporate Governance Committee is now responsible for the oversight of the Company’s policies, processes performance metrics, and reporting in the areas of Corporate Responsibility, including environmental, social and governance. Our full Board is responsible for the oversight of our Corporate Responsibility strategy, standards, goals and performance. In addition, oversight of the enterprise risk management framework and cybersecurity risks is the responsibility of the Audit Committee. Oversight of a range of human capital management activities related to the effective recruitment, development and retention of the diverse talent necessary to support the long-term success of the Company is the responsibility of the Compensation and Leadership Development Committee.
Corporate Responsibility is embedded in our business processes, guides how we manage and operate our manufacturing sites, and inspires the new products and offerings we bring to market. Our growth strategy is directly linked to Corporate Responsibility so that we aim not only to grow, but to grow responsibly. Proposed corporate transactions and overall corporate strategy are reviewed by the full Board with input from management on ESG risks and opportunities. Our Board and its Committees receive regular updates from senior management on Corporate Responsibility matters, including environmental, health and safety (EHS), social issues, regulatory actions and product stewardship. Under the oversight of our Board, senior management continues to execute on our Corporate Responsibility commitments which focus on three key pillars — inspired people, a shared planet, and an evolved portfolio. With the Board’s guidance, we have developed and are advancing progress on goals for climate change, water stewardship, waste management, diversity and inclusion, safety, product sustainability and sustainable sourcing.

Board Leadership Structure

Mr. Richard H. Brown serves as the Chairman of the Board. The Company’s governing documents allow the roles of Chairman and Chief Executive Officer (“CEO”) to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent
Chairman or a combined Chairman and CEO and is open to different structures as circumstances may warrant.
At this time, the Board has determined that separating the roles of Chairman and CEO serves the best interests of Chemours and its shareholders. The Company’s CEO and senior management, working with the Board, set the strategic direction for Chemours, and the CEO provides day-to-day leadership. The independent Chairman leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.

Director Independence

The Nominating and Corporate Governance Committee of the Board is responsible for reviewing the qualifications and independence of members of the Board and its various Committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as, consideration of skills and experience in relation to the needs of the Board. Director nominees are recommended to the Board by the Nominating and

Corporate Governance Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Nominees and Director Qualification Standards” in this Proxy Statement.

Independent Directors
The Board assesses the independence of directors and examines the nature and extent of any relations between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (“NYSE”) Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the
Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of Mark Vergnano, the Company’s CEO, each of the directors — Curtis V. Anastasio, Bradley J. Bell, Richard H. Brown, Mary B. Cranston, Curtis J. Crawford, Dawn L. Farrell, Erin N. Kane and Sean D. Keohane — is independent.

Independent Committees
All members serving on the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Corporate Governance Committee must be independent as defined by the Corporate Governance Guidelines.
In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) relating to audit committees. Each Compensation and Leadership Development
Committee member must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees, and be a “non-employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has determined that each member of the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Corporate Governance Committee meets the requisite independence and related requirements.

Oversight of Risk Management

The Board of Directors is responsible for oversight of risk management and its leadership structure supports its effective oversight of the Company’s risk management. In fulfilling its oversight responsibility, the Board receives various management and Board Committee reports and engages in periodic discussions with the Company’s officers, as it may deem appropriate. In addition, each of the Board Committees considers the risks within its areas of responsibility. For example, the Audit Committee focuses on risks inherent in the Company’s accounting, financial reporting and internal controls and reviews the Company’s cybersecurity and information security programs; and the Compensation and Leadership Development Committee considers the risks that may be implicated by the Company’s incentive compensation program. The Compensation and Leadership Development Committee’s assessment of risk related to compensation practices is discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement. The Nominating and Corporate Governance Committee provides oversight regarding the Company’s policies on political contributions and lobbying expenses. The Nominating and Corporate Governance Committee is also responsible for reviewing transactions between the Company and related persons, which is discussed in more detail under “Certain Relationships and Transactions” in this Proxy Statement.
Pursuant to its Charter, the Audit Committee assists the Board of Directors in oversight of the Company’s compliance with legal and regulatory requirements. In fulfilling this role, the Audit Committee reviews with the Company’s General Counsel or the attorney(s) designated by the General Counsel, any legal matters that may have a material impact on the Company’s financial statements. The Audit

Committee also meets at least annually with the Chief Financial Officer (“CFO”) and other members of management, as the Audit Committee deems appropriate, to discuss in a general manner the policies and practices that govern the processes by which major risk exposures are identified, assessed, managed and controlled on an enterprise-wide basis. The Audit Committee reviews and discusses with management the Company’s cybersecurity and information security programs. Additionally, on a general basis not less than annually, the Audit Committee reviews and approves the Company’s decisions, if any, to enter into swaps, including security-based swaps, in reliance on the “end-user” exception from mandatory clearing and exchange trading requirements.

Succession Planning

The Board plans for succession to the position of CEO. The Compensation and Leadership Development Committee, on behalf of the Board, oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as, perspective on potential candidates from outside the Company. The Board has available, on a continuing basis, the CEO’s recommendation should he or she be unexpectedly unable to serve.
The CEO also provides the Board with an assessment of potential successors to key positions.

Director Education

New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Nominating and Corporate Governance Committee is responsible for providing guidance on directors’ continuing education, and actively monitors and encourages director education opportunities.

Code of Conduct

The Company is committed to high standards of ethical conduct and professionalism, and the Company’s Code of Conduct confirms the commitment to ethical behavior in the conduct of all activities.
In furtherance of this commitment, the Company has adopted a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
➢
The Code of Conduct applies to all directors, officers (including the CEO, CFO and Controller) and employees of Chemours, and it sets forth the Company’s policies and expectations on a number of topics including avoiding conflicts of interest, confidentiality, insider trading, protection of Chemours and customer property, and providing a proper and professional work environment. The Code of Conduct sets forth a worldwide toll-free and Internet-based ethics hotline, which employees can use to communicate any ethics-related concerns, and the Company provides training on ethics and compliance topics for employees
➢
The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to (i) foster the highest ethical standards and integrity; (ii) focus the Board and each director on areas of potential ethical risk and conflicts of interest; (iii) guide directors in recognizing and dealing with ethical issues; (iv) establish reporting mechanisms; and (v) promote a culture of honesty and accountability

➢
The Code of Ethics for the CEO, CFO and Controller applies to those three executive officers. This Code sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties

➢
Each year, the Company trains 100% of its employees on the Code of Conduct

➢
In order to continuously improve and evolve its compliance program, the Company engages in regular risk assessments and conducts root cause analyses of any confirmed instances of ethical misconduct

In fiscal year 2020, there were no waivers of any provisions of  (i) the Code of Conduct; (ii) the Code of Business Conduct and Ethics for the Board of
Directors; or (iii) the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of Conduct or Code of Ethics that relates to any element of the definition of  “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on the Company website at www.chemours.com.

Shareholder Engagement

We maintain a very active and broad-based investor relations outreach program to solicit input and to communicate with shareholders on a variety of topics related to our business and strategy. We also speak to shareholders about governance matters, including our corporate governance profile and our corporate responsibility commitments. Throughout the year, our investor relations team and some of our executive officers and other key employees speak with shareholders at investor conferences, in-person meetings and phone conversations. We will continue to engage with shareholders on business, strategy, governance and other relevant topics.

Policy on Hedging Transactions

We have adopted a policy that prohibits all officers and directors and all employees that receive or have access to material nonpublic information about the Company from engaging in transactions in publicly traded options, puts, calls or other derivative securities and from entering into hedges or swaps involving the Company’s securities. Officers and Directors are also prohibited from pledging Chemours securities as collateral for a loan without special exception.

BOARD STRUCTURE AND COMMITTEE COMPOSITION
The Board has nine Directors and three standing Committees: the Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Corporate Governance Committee.
The table below reflects the composition of each Committee in fiscal year 2020, and the number of meetings held by each Committee during fiscal year 2020. Richard H. Brown, as Chairman of the Board, and Mark P. Vergnano, as President and Chief Executive Officer, are not members of any Committee.
	Audit Committee	Compensation and Leadership Development Committee	Nominating and Corporate Governance Committee
Curtis V. Anastasio	X		X
Bradley J. Bell	C	X
Mary B. Cranston	X		C
Dr. Curtis J. Crawford	X	C
Dawn L. Farrell		X	X
Erin N. Kane	X	X
Sean D. Keohane		X	X
2020 Meetings	4	9	4
X = Member		C = CHAIR
The Board met 10 times during fiscal year 2020. Each of the directors attended over 75% of the Board meetings and meetings of the Committees on which they served. The Company’s Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders.
Each Committee operates under a written charter. The Charters are available on the Company’s corporate website, www.chemours.com, under the heading “Investor Relations” and subheading “Corporate Governance.” The principal functions of each Committee are summarized below.
Audit Committee

The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include, among other duties, the fulfillment of its and the Board’s oversight responsibilities relating to:
➢
The integrity of the financial statements of the Company

➢
The qualifications and independence of the Company’s independent auditor, and in connection with the Committee’s oversight in this regard, the Chair of the Audit Committee is engaged in the selection process for the audit engagement partner

➢
The performance of the Company’s internal audit function and independent auditors

➢
Compliance by the Company with legal and regulatory requirements

➢
Conducting an annual Committee self- assessment and an assessment of the independent audit firm, and reporting the results to the full Board

The Audit Committee consists entirely of independent directors, and each meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that each member of the Audit Committee is an “audit committee financial expert” for purposes of the rules of the SEC.

Compensation and Leadership Development Committee

The responsibilities of the Compensation and Leadership Development Committee are more fully described in the Compensation and Leadership Development Committee Charter and include, among other duties:
➢
Assess current and future senior leadership talent, including their development and the succession plans of key management positions (other than CEO)

➢
Assist the Board in CEO succession planning, including providing oversight of the CEO’s succession planning process

➢
Review the Company’s programs for executive development, performance and skills evaluations

➢
Conduct an annual review of the Company’s diversity talent, as well as, diversity representation on the slate for key positions

➢
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board-approved goals and objectives

➢
Recommend to the independent members of the Board the compensation, including severance agreements as appropriate, for the CEO

➢
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers

➢
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk. Review and approve the Compensation Discussion and Analysis and the Committee report, and other executive compensation disclosures, as required by the SEC to be included in the Company’s Proxy Statement or applicable SEC filings

➢
Review the voting results of any say-on-pay or related shareholder proposals

➢
Conduct an annual Committee self-assessment and an assessment of the independent compensation consultant and report the results to the full Board

The Compensation and Leadership Development Committee consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees; and is a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2020, none of the members of the Compensation and Leadership Development Committee was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any company having an executive officer who served on the Compensation and Leadership Development Committee or the Board.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee are more fully described in the Nominating and Corporate Governance Committee Charter and include, among other duties:
➢
Develop and recommend to the Board of Directors a set of corporate governance guidelines for the Company

➢
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors of the Company, including nominees whom the Board proposes for election as directors at the Annual Meeting

➢
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons

➢
Oversee the Company’s corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters
➢
Oversee the Company’s policies, performance, and reporting in the areas of corporate responsibility, including environmental, social and governance

➢
Conduct an annual assessment of the Committee’s performance, oversee the self- evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors

The Nominating and Corporate Governance Committee consists entirely of independent directors, and each meets the independence requirements set forth in the NYSE Listing Standards.

DIRECTOR COMPENSATION
Overview

Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. The Nominating and Corporate Governance Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2020, non-employee directors were entitled to the following annual retainers:
Fiscal Year 2020 Director Retainers
Annual Retainer(1)	$100,000
Annual Equity Award(2)	$145,000
Non-Executive Chairman Retainer(1)	$110,000
Audit Committee Chair Retainer(1)	$20,000
Compensation and Leadership Development Committee Chair Retainer(1)	$15,000
Nominating and Corporate Governance Committee Chair Retainer(1)	$15,000

(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded down to the nearest whole share. Equity awards may be deferred pursuant to Directors Deferred Compensation Plan. For 2020, equity awards were in the form of shares of common stock or for directors who elected to defer their equity awards, deferred stock units (DSUs) that convert into shares of common stock when a director leaves the Board or on a grant date anniversary selected by the director. Before DSUs are converted into shares, directors are not entitled to dividends on the DSUs, but they receive dividend equivalents (credited in the form of additional DSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service or on a grant date anniversary selected by the director.

The above fees assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable payment. Each “year,” for purposes of non-employee director compensation, begins on the date of the Company’s annual meeting of shareholders. The Company does not pay meeting fees, but does pay for or reimburse directors for reasonable expenses related to Board service, including for attending Board, Committee, educational and Company business meetings.
During 2020, the Nominating and Corporate Governance Committee reviewed, after consultation with the independent compensation consultant Willis Towers Watson, the annual amount of the non-employee director equity compensation and recommended to the Board no changes. The Board believes the compensation program is in the best interest of the Company and designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of shareholders.
The Board has adopted share ownership guidelines applicable to non-employee director equity awards. The share ownership guidelines, contained in the Corporate Governance Guidelines, require non-employee directors to hold at least six (6) times the cash portion of their annual retainer worth of Chemours common stock, restricted stock units (RSUs) and/or DSUs while serving as a director. Non-employee directors will have five (5) years to attain this ownership threshold from the time of their election to the Board.

The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors

Under the Stock Accumulation and Deferred Compensation Plan for Directors, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in an interest-bearing notional cash account or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on the notional cash account at a rate corresponding to the average 30-year Treasury securities rate applicable for the quarter (or at such other rate as may be specified by the Compensation Committee from time to time) with quarterly compounding. Note: the Committee has not established an alternate weight. Dividend equivalents will accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.
2020 Director Compensation Table

The following table shows information concerning the compensation paid in fiscal year 2020 to non-employee directors:
Director(1)	Fees Earned or Paid in Cash ($)(2)	Equity Awards ($)(3)	Total ($)
Curtis V. Anastasio	100,000	145,000	245,000
Bradley J. Bell	120,000	145,000	265,000
Richard H. Brown	210,000	145,000	355,000
Mary B. Cranston	115,000	145,000	260,000
Curtis J. Crawford	115,000	145,000	260,000
Dawn L. Farrell	100,000	145,000	245,000
Erin N. Kane	100,000	145,000	245,000
Sean D. Keohane	100,000	145,000	245,000

(1)
During fiscal year 2020, Mr. Vergnano was an employee of the Company and, as such, did not receive separate or additional compensation for his service as a director. See “Executive Compensation” in this Proxy Statement for information relating to the compensation paid to Mr. Vergnano during fiscal year 2020.

(2)
Column reflects all cash compensation earned during fiscal year 2020, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2020 in accordance with FASB ASC 718 as the grant date fair value of compensation earned by directors in the form of DSUs of Chemours common stock or shares of common stock. This value is determined by dividing the annual equity award amount by the closing share price on the date of grant and rounding down to the next whole share, then multiplying by the closing share price on the grant date.

The aggregate number of RSUs and DSUs held by each non-employee director at fiscal year-end is as follows:
Name	Aggregate Equity RSUs and DSUs Outstanding as of December 31, 2020
Curtis V. Anastasio	46,662
Bradley J. Bell	43,060
Richard H. Brown	86,421
Mary B. Cranston	49,712
Curtis J. Crawford	86,421
Dawn L. Farrell	49,712
Erin N. Kane	21,645
Sean D. Keohane	20,971

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors and Management

The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of March 2, 2021 by each of the Company’s directors and nominees, named executive officers, and all directors and executive officers as a group.
Amount and nature of beneficial ownership:
Name of beneficial owner	Direct(1)	Indirect(2)	Right to acquire(3)	Total	Percent of class
Mark P. Vergnano	251,170	512,076	1,629,178	2,392,424	1.45%
Mark E. Newman	135,024	2,480	563,577	701,081	*
Sameer Ralhan	253,510	—	231,799	485,309	*
Edwin Sparks	8,712	—	47,476	56,188	*
David C. Shelton	38,921	71,992	190,538	301,451	*
Curtis V. Anastasio	2,692	3,500	46,662	52,854	*
Bradley J. Bell	6,410	20,400	52,106	78,916	*
Richard H. Brown	20,000	—	125,343	145,343	*
Mary B. Cranston	2,834	—	49,712	52,546	*
Curtis J. Crawford	30	47	101,678	101,755	*
Dawn L. Farrell	—	—	49,712	49,712	*
Erin N. Kane	—	—	21,645	21,645	*
Sean D. Keohane	—	—	20,971	20,971	*
Directors, nominees and executive officers as a group (17 persons)	745,130	610,495	3,240,046	4,595,671	2.78%

*
Indicates ownership of less than 1% of the outstanding shares of Chemours common stock. Each of the Company’s executive officers and directors may be contacted at 1007 Market Street, Wilmington, DE 19801.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from March 2, 2021, through the exercise of stock options or through the conversion of stock units held under the Company’s equity-based compensation plans.

Security Ownership of 5% Beneficial Owners

Based solely on the information filed on Schedule 13G for the fiscal year ended December 31, 2020, the following table sets forth those shareholders who beneficially own more than five percent of Chemours common stock.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(5)
FMR LLC(1), 245 Summer Street Boston, MA 02210	23,599,616	14.31%
The Vanguard Group(2), 100 Vanguard Blvd., Malvern, PA 19355	15,230,135	9.23%
BlackRock, Inc(3), 55 East 52nd Street, New York, NY 10055	13,627,874	8.26%
Sessa Capital(4), 888 Seventh Avenue, 30th Floor, New York, NY 10019	9,472,110	5.74%

(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 5, 2021, FMR LLC reported that it had sole voting power with respect to 616,552 shares and sole dispositive power with respect to 23,599,616 shares as of December 31, 2020.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 8, 2021, The Vanguard Group reported that it had shared voting power with respect to 113,051 shares, sole dispositive power with respect to 14,987,239 shares, and shared dispositive power with respect to 242,896 shares as of December 31, 2020.

(3)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on January 28, 2021, BlackRock, Inc. reported that it had sole voting power with respect to 13,064, 432 shares and sole dispositive power with respect to 13,627,874 shares as of December 31, 2020.

(4)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 8, 2021, Sessa Capital reported that it had sole voting power with respect to 9,472,110 shares, and sole dispositive power with respect to 9,472,110 shares as of December 31, 2020

(5)
Ownership percentages based on 164,920,648 shares outstanding as of December 31, 2020.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Name	Position
Mark Vergnano	President and Chief Executive Officer
Mark Newman	Senior Vice President, Chief Operating Officer
Sameer Ralhan	Senior Vice President, Chief Financial Officer
Edwin Sparks	President, Chemical Solutions and Fluoroproducts
David Shelton	Senior Vice President, General Counsel and Corporate Secretary
This Compensation, Discussion and Analysis is organized into five sections:
•
Executive Summary

•
Executive Compensation Philosophy and Pay-for-Performance

•
Executive Compensation Decision Making

•
2020 Executive Compensation

•
Company Sponsored Employee Benefits

Executive Summary
2020 Business Highlights
Our 2020 Results include:
•
Net Sales of  $5.0 billion

•
GAAP Net Income of  $219 million

•
Adjusted Net Income of  $329 million

•
Adjusted EBITDA of  $879 million

Net sales were $5.0 billion for the year ended December 31, 2020 compared with $5.5 billion for the same period in 2019, reflecting lower prices across all four segments, lower volumes across three of our four segments, and portfolio changes in our Chemical Solutions segment. In our Titanium Technologies segment, volumes increased, driven by share regain in the first quarter of 2020, partially offset by lower global customer demand for our Ti-PureTM TiO2 in the second quarter of 2020, as COVID-19 negatively impacted end-market demand from our customers. Volumes also increased in the second half of 2020, driven by the early stages of market recovery and likely incremental share gains. Prices declined in our Titanium Technologies segment due to customer, channel, and product mix, as well as targeted price reductions in response to market conditions in early 2019. In our Thermal & Specialized Solutions and Advanced Performance Materials segments, volumes declined due to lower global customer demand for our refrigerants and fluoropolymers, respectively, as initial softness in the automotive and other global end-markets was compounded by the negative impact of COVID-19 on end-market demand from our customers across several market sectors. Prices declined in both segments due to product and customer mix, as well as market weakness in certain geographies. Specific to Thermal & Specialized Solutions, prices also declined due to contractual price adjustments for our refrigerants. In our Chemical Solutions segment, portfolio change drove a reduction in net sales, following our exit of the Methylamines and Methylamides business at our Belle, West Virginia production facility. Volumes decreased in the Chemical Solutions segment due to the adverse impacts of the COVID-19 pandemic on the operations of several mining customers and overall end-market demand, while prices also declined, driven by market dynamics.
GAAP net income increased from $(52) million in 2019 to $219 million in 2020, as the year ended December 31, 2019 included two significant fourth-quarter charges: a $380 million charge related to the transfer of a significant portion of the Netherlands pension plan obligations to a third-party asset management firm and a $132 million charge for on-site remediation at our Fayetteville site. Adjusted Net Income decreased from $419 million in 2019 to $329 million in 2020, and adjusted earnings before interest, income taxes, depreciation, and amortization (“Adjusted EBITDA”) decreased from $1.02 billion in 2019 to $879 million in 2020. These decreases in earnings were primarily attributable to the aforementioned reductions in our consolidated net sales and higher costs for certain raw materials in our Titanium Technologies segment, partially offset by our cost reductions and savings initiatives in response to the COVID-19 pandemic, enhanced operational performance at certain of our operating facilities, additional production of our OpteonTM refrigerants at our Corpus Christi, Texas facility, and structural cost reductions.
Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” starting on page 71 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for a reconciliation of Adjusted EBITDA and Adjusted Net Income to the most directly comparable GAAP measure.
2020 Executive Compensation Highlights
Chemours’ executive pay programs are highly performance-based, with payouts under both the short-term and long-term programs dependent on meeting financial and operational objectives over various performance periods.
Named Executive Officer (“NEO”) Compensation
•
In early 2020, Edwin Sparks received adjustments to his base salary and short-term incentive opportunities. The Compensation and Leadership Development Committee believed these changes were appropriate after a careful review of 2019 performance, internal equity, job responsibilities and competitive market data. As a result, Edwin Sparks’ 2020 base pay increased to $550,000 and his short-term incentive target to $412,500.

•
In addition, three one-time grants were awarded. Edwin Sparks received a one-time equity performance award of  $500,000 in RSUs in March, reflecting the outcomes delivered by the restructuring work to address Fluoroproducts cost structure. Edwin Sparks and Sameer Ralhan each received one-time equity awards of  $1,000,000 in RSUs in December, as retention grants given market conditions. All awards are subject to a three-year cliff vest.

•
No other changes were made to NEO compensation during the year.

Annual Incentive Plan (“AIP”)
•
The Compensation and Leadership Development Committee modified the AIP to focus the Business Unit measures on the key performance targets for the year. While the mix of corporate and BU metrics remained the same 25%/75% (Corporate/BU), the weights and measures were adjusted to reflect business priorities. Chemical Solutions BU Revenue was replaced by BU Adjusted EBITDA. Slightly more weight was placed on Fluoroproducts Revenue (6.25%) and was removed from BU Free Cash Flow. Finally, a BU Revenue Share metric was introduced in our Titanium Technologies AIP which replaced the TVS strategic objectives measure.

For Chemours as a whole, the measures remained as Free Cash Flow and Adjusted EBITDA as the Compensation and Leadership Development Committee believes these measures reinforce the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders.
•
Performance against AIP targets were slightly below overall targets in 2020. However, when factoring the effects of the global pandemic on business results, the performance should be viewed favorably. 2020 financial measures and targets under the AIP, along with results for the year, are listed below. AIP results are reflective of the changing circumstances of the business and macroeconomic challenges. As a result, AIP payouts to NEOs varied based on the performance of Chemours and the Individual Business Units. The target for Free Cash Flow was exceeded in each case with the exception of Titanium Technologies which fell short at 93% of target. Specifically, Corporate performance was achieved at 89% exceeding expectations for Free Cash Flow while falling short on Adjusted EBITDA. Chemical Solutions achieved 87% exceeding threshold for both BU measures. Fluoroproducts and Titanium Technologies had mixed results failing to meet threshold on one of the BU measures resulting in 80% and 63% achievement, respectively.

Long-Term Incentives
•
In the Performance Share Unit (“PSU”) Plan, the Compensation and Leadership Development Committee approved no plan design changes from the previous year. The metrics of the plan remained Adjusted Net Income and Free Cash Flow Conversion. TSR remains a modifier on the plan and continues to range from 0.5 to 1.5

•
Consistent with the 2019 PSU Plan, the Compensation and Leadership Development Committee once again approved a three-year performance period reflecting the long-term nature of the plan.

•
The overall performance result for the 2018 PSU Award was 17%. The payout for this award was based on pre-established annual and three-year targets for Adjusted EBITDA and Pre-Tax Return on Invested Capital (“ROIC”). Under the 2018 PSU Award, performance results were subject to adjustment by Relative TSR over the three-year performance period for performance above the 75th percentile or below the 25th percentile. Over the three-year period ending December 31, 2020, Chemours delivered Relative TSR at the 4th percentile for the peer group described in the section titled “2018 PSU Award Results”. The level of Relative TSR performance resulted in a 0.75 modifier being applied to the 2018 PSU Award payout.

Executive Compensation Governance and Best Practices
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards and include features designed to mitigate compensation-related risks. The table below highlights the key features of Chemours’ executive compensation programs and those features that Chemours does not employ:
What Chemours Does	What Chemours Doesn’t Do
☑ Pay-for-performance	☒ Provide income tax gross-ups, other than for international assignment and / or relocation
☑ Deliver total direct compensation predominantly through variable pay	☒ Re-price underwater stock options
☑ Set challenging short- and long-term incentive award goals	☒ Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
☑ Target pay and benefits to market competitive levels	☒ Have a liberal share recycling provision in our equity plan
☑ Maintain robust stock ownership requirements
☑ Maintain a clawback policy for incentive-based compensation
☑ Annually review the constituents of Compensation and Performance peer groups and adjust as appropriate
☑ Undertake an annual review of compensation risk
☑ Offer limited perquisites
☑ Regularly review compensation, especially incentive compensation to ensure continued alignment with Chemours’ strategy
2020 “Say on Pay” Vote Result
At Chemours’ 2020 Annual Meeting, shareholders approved the Company’s “Say-on-Pay” proposal with 94% of the votes cast in support of the executive compensation program. The Compensation and Leadership Development Committee is committed to regularly reviewing the program in the context of Chemours’ compensation philosophy and will continue to consider shareholder input in evaluating executive compensation program design and decisions.
Executive Compensation Philosophy and Pay-for-Performance
Executive Compensation Philosophy
The objectives of Chemours’ executive compensation philosophy are rooted in:
•
Promoting a performance-based culture that strongly links executive rewards to shareholder interests and to the Company’s strategic and financial goals

•
Providing a competitive total compensation opportunity designed to attract, retain and motivate high- performing executive talent

These objectives are achieved through fixed and variable compensation elements. The Compensation and Leadership Development Committee determines the appropriate balance between these elements in setting the total compensation opportunity for executives:
Element	Purpose and Key Features
Base Salary
➢
Salary paid in cash

➢
Provides a stable source of income and is a standard element in executive compensation packages

➢
Compensates for expected day to day contribution

➢
Supports equitable pay practices

Annual Incentive Plan (“AIP”)
➢
Bonus earned and awarded annually

➢
Creates a variable incentive opportunity as a portion of the executive compensation package

➢
Reinforces and rewards executives for delivering key business goals which are short term in nature

➢
Pays only when minimum performance criteria are met and pays above market when target performance criteria are exceeded

➢
Focuses on quantitative metrics but includes qualitative metrics when appropriate

➢
Includes a mix of corporate and business unit metrics.

Long-Term Incentive Program (“LTIP”)
➢
Bonus earned and awarded periodically in various forms of equity: RSU’s, Performance Shares, and or Stock Options

➢
Creates a compensation opportunity aligned with the interests of our long-term shareholders

➢
Provides incentive to achieve sustained performance and growth

➢
Rewards executives for delivering total shareholder return

Pay Mix at Target
The Committee believes that aligning executive incentive payouts with Chemours’ performance outcomes is critical for shareholders. Accordingly, the targets under the annual and long-term incentive programs represent rigorous performance expectations that are aligned to short and long-term financial and strategic goals.
To reinforce Chemours’ pay-for-performance philosophy, the total compensation program for executives emphasizes at-risk incentive pay and, therefore, fluctuates with financial results and stock price. This approach aligns the pay outcomes of executives with Company performance and shareholder interests. The charts that follow illustrate the percentage of target pay at-risk for the CEO and other NEOs on average.
87% of CEO target total pay in 2020 was at risk while target total pay for our other NEOs was on average 72% at risk.

CEO Pay for Performance
The chart below demonstrates the relationship between Mr. Vergnano’s pay and Chemours’ TSR in 2016, 2017, 2018, 2019 and 2020. Target Pay ($6 million in 2016, $7.8 million in 2017, $7.9 million in 2018, $8 million in 2019 and $8 million in 2020) refers to the target pay program approved by the Compensation and Leadership Development Committee regarding base salary, annual incentive, and equity awards. Realizable Pay ($18.8 million in 2016, $10.6 million in 2017, $4.0 million in 2018, $2.6 million in 2019 and $14.2 million in 2020) is defined as actual W-2 base salary, actual annual incentive payment for performance in that year (paid in following year), and the value of equity awards at the end of the period. Stock options are valued based on the in-the-money value of options granted during that year (the spread between end-of-year stock price and grant price). Performance Share Units (“PSUs”) are valued based on the number of PSUs awarded during that year (i.e. target # of PSUs), valued at the stock price at the end of the year.
The value of Mr. Vergnano’s equity awards varied at the end of each fiscal year based on changes in the stock price from the date of grant. This, combined with variable annual incentive payouts, contributes to different levels of Realizable Pay value. The Compensation and Leadership Development Committee believes the pay outcomes for the CEO are aligned with shareholder interests over the time periods reported.

Executive Compensation Decision Making
The Chemours Compensation and Leadership Development Committee applies the following factors to guide executive compensation decisions:
•
Company performance and strategic objectives

•
Independent external market data

•
Economic environment for the chemicals industry

The table below summarizes oversight responsibilities and participation in executive compensation decisions:
Compensation and Leadership Development Committee
➢
Establish executive compensation philosophy

➢
Approve incentive compensation programs and determine performance expectations for short-term and long-term incentive programs

➢
Approve all compensation actions for the NEOs, other than the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

➢
Recommend to the independent directors of the Board compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

All Independent Board Members
➢
Assess performance of the CEO

➢
Approve all compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

Chief Executive Officer
➢
Provide compensation recommendations for the NEOs (other than the CEO) to the Compensation and Leadership Development Committee, which considers these recommendations as part of its evaluation. However, review, analysis, and final approval of compensation actions are made solely by the Compensation and Leadership Development Committee

➢
Recommendations are based on the CEO’s personal review of each NEOs performance, job responsibilities, and importance to the Company’s overall business strategy, as well as the Company’s compensation philosophy

➢
In preparing compensation recommendations for the NEOs, the CEO and the SVP, People and Health Services compare each key element of compensation provided to the NEOs to market data and consider the total compensation package

➢
In consultation with the Chief Financial Officer, recommends incentive measures and performance expectations

Independent Consultant to the Compensation and Leadership Development Committee
➢
Provide independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

➢
Participate in meetings as requested and communicate with the Chair of the Compensation and Leadership Development Committee between meetings

➢
Evaluate executive compensation policies and guidelines and provide analysis of policies and guidelines compared to best practices in the industry

➢
Engaged by, and reports directly to the Compensation and Leadership Development Committee

Independent Compensation Consultant
The Compensation and Leadership Development Committee has engaged Willis Towers Watson as its independent compensation consultant since April 2017. Willis Towers Watson is engaged by and reports directly to the Compensation and Leadership Development Committee, which may replace the firm or hire additional consultants at any time.
The Compensation and Leadership Development Committee and the other independent directors of Chemours’ Board are the sole decision makers for compensation of executive officers.
The Committee has assessed the independence of Willis Towers Watson based on NYSE Listing Standards and SEC rules and concluded that its work does not raise any conflict of interest.
Peer Group Selection and Competitive Positioning
In making compensation decisions, the Compensation and Leadership Development Committee considers competitive market data from a compensation peer group of companies as one of several reference points. Compensation peer group data is supplemented with broader chemical industry and general industry data. The selection of the compensation peer group is composed of publicly-traded U.S. based companies with similar scale (generally 0.25x to 4x on market capitalization), revenue (generally 0.5x to 2x), industry, and business characteristics reflecting Chemours’ current state as well as its business direction.
For compensation decisions made in 2020, the compensation peer group consisted of the following companies:

Albemarle Corporation	Olin Corporation
Ashland Global Holdings Inc.	PPG Industries, Inc.
Avient Corporation	RPM International Inc.
Axalta Coating Systems Ltd.	The Sherwin-Williams Company
Cabot Corporation	Trinseo S.A.
Celanese Corporation	Tronox Limited
Eastman Chemical Company	Venator Materials PLC
Huntsman Corporation	Westlake Chemical Corporation
Chemours generally targets the market median for target total direct compensation and each of base salary, target total cash compensation, and target total long-term incentives for senior officers and NEOs. Ultimately, the Compensation and Leadership Development Committee has the flexibility to pay above or below the market median based on a variety of factors including an executive’s scope of responsibility, experience level, the critical need for retention, sustained performance over time, potential for advancement as part of key succession planning processes, and other unique factors.
The Compensation and Leadership Development Committee reviews the composition of the compensation peer group regularly to ensure that it remains suitable and appropriate. With the assistance of its independent compensation consultant, the Compensation and Leadership Development Committee conducted a review of the peer group in July 2020. The Committee felt the peer group remained relevant. It was approved with no changes from the previous year.
2020 Executive Compensation
2020 CEO Compensation Highlights
Early in 2020, the Compensation and Leadership Development Committee reviewed and recommended Mr. Vergnano’s 2020 target total direct compensation opportunity, considering the following:
•
Company performance in 2019

•
Mr. Vergnano’s individual performance

•
External market competitiveness

The Compensation and Leadership Development Committee recommended maintaining Mr. Vergnano’s total direct compensation package at the same levels as 2019. Mr. Vergnano’s target total direct compensation was approved by the Board of Directors in February 2020:
	2019	2020
Base Salary	$1,050,000	$1,050,000
Target AIP Opportunity	$1,365,000 (130% of salary)	$1,365,000 (130% of salary)
Target LTI Opportunity (Grant Value)	$5,600,000	$5,600,000
Target Total Direct Compensation	$8,015,000	$8,015,000
Mr. Vergnano’s actual 2020 AIP award earned in 2020 is $1,207,479 which is reflective of the company performance outcomes noted previously. In 2020, 60% of Mr. Vergnano’s total long-term incentive opportunity was delivered in Performance Share Units (“PSUs”), with vesting and performance results based on the achievement of Adjusted Net Income and Free Cash Flow Conversion financial goals, as well as Relative TSR over a three-year period. The remaining 40% of Mr. Vergnano’s long-term incentive opportunity was delivered in non-qualified stock options, which vest annually in three equal installments from the date of grant.
In April, with the recommendation of the Committee, the Board approved a temporary indefinite decrease of Mr. Vergnano’s base salary of 40% effective May 1st. This action was taken due to the business uncertainty caused by the global pandemic. As business conditions improved, the Board approved the reinstatement of the temporary reduction effective September 1st. As business conditions continued to improve, the Board in December approved the payment of the temporary reduction of salary (40% of May through August) via a one-time payment in December. The net effect of these actions was that Mr. Vergnano’s earned base salary for the year aligned to the Board approved base salary.
2020 Base Salaries of the Other NEOs
Base salaries for the NEOs are intended to be competitive with the market in order to attract and retain the executive talent needed to successfully manage daily business operations. The Compensation and Leadership Development Committee reviews base salaries for NEOs annually. NEOs’ base salaries reflect the scope of responsibilities, experience, achievement of individual strategic objectives, and external market competitiveness. Base salaries represent a small portion of a NEO’s overall compensation.
In early 2020, after considering external market pay data, internal equity and performance, the Compensation and Leadership Development Committee approved a base salary increase for Mr. Sparks’ 2020 base pay increases to $550,000 (an increase of 15.8%). No other adjustments were approved for the NEOs.
In April, the Committee approved a temporary indefinite decrease of the NEO’s base salaries of 30% effective May 1st. This action was taken due to the business uncertainty caused by the global pandemic. As business conditions improved, the Committee approved the reinstatement of the temporary reduction effective September 1st. As business conditions continued to improve, the Committee in December, approved the payment of the temporary reduction of salary (30% of May through August) via a one-time payment in December. The net effect of these actions was that the NEO’s earned base salaries for the year aligned to the Committee approved base salaries.
NEO	Base Salary ($) (as of December 31, 2019)	Base Salary ($) (as of December 31, 2020)
Mark Newman	$700,000	$700,000
Sameer Ralhan	$575,000	$575,000
David Shelton	$500,000	$500,000
Edwin Sparks	$475,000	$550,000
Annual Incentive Plan (AIP)
Chemours’ annual incentive plan is designed to reward executives for achieving and exceeding annual financial performance goals. Under the AIP, each NEO has a target annual incentive opportunity, expressed as a percentage of base salary. Incentive targets are determined based on the Compensation and Leadership Development Committee’s review of peer group practices, chemical industry data from proprietary third-party surveys, and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually. NEO AIP target opportunity (as a percentage of salary) remained unchanged for 2020.
The following table summarizes 2020 AIP targets:
NEO	2019 Annual Incentive Target (as % of Base Salary)	2020 Annual Incentive Target (as % of Base Salary)
Mark Newman	90%	90%
Sameer Ralhan	80%	80%
David Shelton	70%	70%
Edwin Sparks	75%	75%
After careful review, the Compensation and Leadership Development Committee made changes to the annual incentive plan design in 2020 to better align AIP payouts for Business Unit Presidents to the results of their respective businesses.
Incentive Formula
Actual cash annual incentive awards for NEOs in 2020 were determined using the formulas shown below. The calculation of award payments for each NEO is determined based on Chemours’ financial performance or a combination of Chemours and Business Unit performance. There is no individual performance component for NEOs. The Compensation and Leadership Development Committee may use discretion to reduce payout.
AIP awards for Messrs. Vergnano, Newman, Ralhan and Shelton are determined as follows:
AIP awards for Mr. Sparks are determined as follows (with the relevant business unit being Fluoroproducts)
Performance Measures
For 2020, the Compensation and Leadership Development Committee determined Adjusted EBITDA and Free Cash Flow remained the appropriate measures for the Chemours Corporate Performance, as they directly reflect Chemours’ goals of promoting earnings improvement and emphasizing cash generation. Adjusted EBITDA and Free Cash Flow were weighted equally in determining the Corporate Performance Factor.
	Measure	Weighting
Corporate Performance Factor	Corporate Adjusted EBITDA	50%
	Corporate Free Cash Flow	50%
The Compensation and Leadership Development Committee modified the AIP to focus the Business Unit measures on the key performance targets for the year. While the mix of corporate and BU metrics remained the same 25%/75% (Corporate/BU), the weights and measures were adjusted to reflect business priorities. Chemical Solutions BU Revenue was replaced by BU Adjusted EBITDA. Slightly more weight was placed on Fluoroproducts Revenue (6.25%) and was removed from BU Free Cash Flow. Finally, a BU Revenue Share metric was introduced in our Titanium Technologies AIP which replaced the TVS strategic objectives measure.

Metrics	Weight
Chemical Solutions
Chemours Adjusted EBITDA	12.5%
Chemours Free Cash Flow	12.5%
Business Unit Adjusted EBITDA	50.0%
Business Unit Free Cash Flow	25.0%

Fluoroproducts
Chemours Adjusted EBITDA	12.5%
Chemours Free Cash Flow	12.5%
Business Unit Revenue	25.0%
Business Unit Free Cash Flow	50.0%

Titanium Technologies
Chemours Adjusted EBITDA	12.5%
Chemours Free Cash Flow	12.5%
Business Unit Revenue Share	25.0%
Business Unit Free Cash Flow	50.0%
Adjusted EBITDA is defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs (income), exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting or other items not considered indicative of ongoing operations during the Performance Period.
Free Cash Flow is defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement. Business Unit Free Cash Flow is defined as Adjusted EBITDA plus the delta Working Capital minus CapEx. Working Capital equals Accounts Receivable plus Inventory minus Accounts Payable. Unknown impacts of changes to U.S. GAAP accounting and tax policy changes, or other items not considered indicative of ongoing operations during the performance period will be excluded from this calculation during the Performance Period.
Business Revenue is defined as Sales to external customers as defined by ASC 606, Revenue from Contracts with Customers.
Titanium Technologies Revenue Share is based on TiO2 sales in the overall market based on revenue share. The calculation is based on TZMI’s global average price ($/ton) and TZMI’s global market volume (Kton). This metrics create the basis upon which we define the estimated global market revenue. Ti02 global revenue for the year is divided by the estimated global market revenue to determine the outcome.
The chart below shows the 2020 AIP performance targets, ranges and results approved by the Compensation and Leadership Development Committee. Performance targets were set in early 2020 and were consistent with the Company’s budget for 2020, which incorporated considerations of potential opportunities and risks associated with external business and market conditions. Targets for each of the performance measures are set at levels considered challenging, motivational, and competitive. The performance range is determined using external guidance, historical performance and expectations as guardrails. Threshold is considered the level of performance that warrants the minimum payout level and the maximum defines what level of performance is exceptional.
Based on 2020 financial results, the 2020 Chemours Corporate AIP payout was 89%, Chemical Solutions 87%, Fluoroproducts 80%, and Titanium Technologies 63% payout of target.

Dollars are in millions.
Corporate AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$920	$1,150	$1,380	$879	0%
Corporate Free Cash Flow	$250	$390	$585	$540	89%
Titanium Technologies AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$920	$1,150	$1,380	$879	0%
Corporate Free Cash Flow	$250	$390	$585	$540	22%
Business Unit Revenue Share(3)	15.5%	16.0%	17.0%	15.0%	0%
Business Unit Free Cash Flow	$412	$515	$618	$477	41%
Fluoroproducts AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$920	$1,150	$1,380	$879	0%
Corporate Free Cash Flow	$250	$390	$585	$540	22%
Business Unit Revenue	$2,495	$2,683	$2,871	$2,209	0%
Business Unit Free Cash Flow	$342	$428	$514	$441	57%
Chemical Solutions AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$920	$1,150	$1,380	$879	0%
Corporate Free Cash Flow	$250	$390	$585	$540	22%
Business Unit Adj. EBITDA	$72	$90	$108	$73	29%
Business Unit Free Cash Flow	$46	$57	$68	$62	36%

(1)
Represents the minimum level of performance required to earn any incentive for this component of the 2020 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2020 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

(3)
Titanium Technologies Market Share metric did not achieve threshold for payment. However, in the January CLDC meeting the Committee approved a positive adjustment to this metric resulting in an increase of 12.5% (62.99% +12.5% = 75.49%). The positive adjustment will not be applied to Bryan Snell’s AIP payout at Section 16 officers are ineligible to receive positive discretion.

Based on the actual performance achieved, the following AIP awards for each NEO were approved:
NEO	Annual Incentive Target (as % of Base Salary)	Annual Incentive Target ($)	Annual Incentive Actual ($)
Mark Vergnano	130%	$1,365,000	$1,207,479
Mark Newman	90%	$630,000	$557,298
Sameer Ralhan	80%	$460,000	$406,916
David Shelton	70%	$350,000	$309,610
Edwin Sparks	75%	$412,500	$327,938
Long-Term Incentive (LTI) Program
Chemours provides long-term incentive compensation to directly tie NEO interests to the interests of shareholders. The Compensation and Leadership Development Committee views long-term incentives as a critical element of our executive compensation program. Long-term incentive targets are reviewed annually and determined based on the Compensation and Leadership Development Committee’s review of the following:
•
NEO position, scope of responsibilities and performance

•
Internal pay equity considerations

•
Peer group practices

•
Current market compensation data for the chemical industry and general industry from proprietary third-party surveys

In early 2020, the Compensation and Leadership Development Committee reviewed the long-term incentive target opportunities for all NEO’s and choice not to make any adjustments.
NEO	2019 Long Term Incentive Target	2020 Long Term Incentive Target
Mark Newman	$1,500,000	$1,500,000
Sameer Ralhan	$1,000,000	$1,000,000
David Shelton	$950,000	$950,000
Edwin Sparks	$800,000	$800,000

As in prior years, target LTI award values were delivered through a mix of PSUs and Non-Qualified Stock Options (“stock options”). LTI awards delivered in the form of PSUs and stock options focus on shareholder value creation and long-term decision-making consistent with Chemours’ strategic objectives. Details of each award type are summarized below.
Stock Options (40% of LTI Target Award)
The use of stock options provides clear and direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation, which benefits all shareholders. The stock options are designed to vest in equal annual installments over three years from the grant date and have a ten-year term.
PSU Awards (60% of LTI Target Award)
Sixty percent of an NEO’s LTI award is delivered through PSUs. The PSUs are earned and vest based on the achievement of Adjusted Net Income and Free Cash Flow Conversion objectives, which are determined at the time of grant. The 2020 — 2022 PSU plan is measured over a three-year cumulative period.
Performance goals are considered challenging to obtain and are aligned with delivering shareholder value. In setting these objectives, the Compensation and Leadership Development Committee considers how the achievement of goals may be affected by competitive and/or economic conditions over the three-year period. Final awards are subject to potential modification based on TSR results relative to Chemours’ peer group over the cumulative three-year performance period.
The initial payout range of the PSUs is 0% to 200% depending on Chemours’ achievement versus the Adjusted Net Income and Free Cash Flow Conversion performance goals. The payout is then subject to modification based on the Relative TSR performance compared to the Peer Group, with a maximum payout capped at 250%.
As in prior years, the PSU portion of Chemours’ LTI program consisted of overlapping cycles, with a new equity award each year. In general, each participant receives a grant at the beginning of each three-year cycle.
Financial / Operating Measures
The use of Adjusted Net Income in the long-term program is an important indicator of success in delivering long-term shareholder value. Free Cash Flow Conversion is critical to Chemours’ ability to invest and manage assets that deliver the greatest return. The Compensation and Leadership Development Committee believes these performance measures are appropriate to motivate executives to achieve and sustain outstanding long-term results.
The 2020 PSU Award performance period, January 1, 2020 through December 31, 2022, consists of one, cumulative three-year measurement period.
Adjusted Net Income		Free Cash Flow Conversion
Period	Weighting	Period	Weighting
Cumulative FY2020 – FY2022	50%	Average FY2020 – FY2022	50%
Adjusted Net Income is defined as Net Income, as reported externally, adjusted in a manner consistent with Adjusted EBITDA, where appropriate to exclude non-operating pension and other postretirement employee benefit costs (income), windfall tax benefit (expense) related to stock based compensation, exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting, or other items not considered indicative of ongoing operations during the Performance Period.
Free Cash Flow Conversion is defined as Free Cash Flow, defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement divided by Adjusted EBITDA defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs (income), exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting or other items not considered indicative of ongoing operations during the Performance Period. Subject to Board approval this calculation will be adjusted to reflect the increase in actual amount spent on purchases of property, plant and equipment in excess of 5%, from the amount contemplated in the three-year business plan, used for compensation plan purposes.
Chemours believes disclosing specific targets while the applicable performance period is ongoing could cause competitive harm. However, such targets will be disclosed once the applicable performance periods have ended as part of our discussion and analysis on awards earned by the NEOs.
Relative TSR
Relative TSR is used as a modifier to promote alignment with shareholder interests. Relative TSR for the 2020 PSU Award will be measured at the end of the three-year period against the 2020 peer group discussed previously. Chemours’ TSR relative to these peers will be used as a modifier to increase or reduce the number of units earned.
Relative TSR is defined as the change in the Company’s stock price plus dividends paid and assumed to be reinvested on the ex-dividend date during the period, divided by beginning stock price, compared on a percentile basis to the same change with respect to a peer group. For this purpose, a company’s beginning stock price will be the closing stock price averaged over the 20 trading days ending on the trading day before the start of the Performance Period and the ending stock price will be the closing stock price, inclusive of reinvested dividends, averaged over the 20 trading days ending with the last trading day within the Performance Period.
For purposes of calculating the appropriate earned percentile, any companies that are in the peer group at the beginning of the Performance Period that are no longer separate publicly traded companies due to merger, acquisition, or buyout shall be disregarded. Companies that are no longer publicly traded due to insolvency or bankruptcy will be included at the lowest performance ranking. For purposes of calculating the earned percentile, the Company will be considered a member of the peer group.
Relative TSR	<25 percentile	>=P25 to <P40	>=P40 to <P60	>=P60 to <=P75	>P75
Applied Modifier	0.50	0.75	1.00 (No Adjustment)	1.25	1.50

2020 LTI Awards
Awards to the NEOs under the 2020 long-term incentive program were as follows:
NEO	2020 Target LTI Award Value	Share Equivalent Value of PSUs on grant date	Target Number of PSU Awards(1)	Grant Date Fair Value of RSUs	Number of RSUs granted	Grant Date Fair Value of Stock Options	Number of Stock Options Granted(2)
Mark Vergnano	$5,600,000	$3,359,997	232,848			$2,239,998	598,930
Mark Newman	$1,500,000	$899,999	62,370			$599,997	160,427
Sameer Ralhan
March 2	$1,000,000	$599,999	41,580			$399,997	106,951
December 1(3)	$1,000,000			$999,998	39,510
David Shelton	$950,000	$569,999	39,501			$379,999	101,604
Edwin Sparks
March 2(3)	$1,300,000	$480,000	33,264	$500,000	34,650	$319,998	85,561
December 1(3)	$1,000,000			$999,998	39,510
Annual LTI awards are generally granted March 1 each year
(1)
The number of PSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding to the nearest whole share. The closing price of Chemours common stock was $14.43 on March 2, 2020.

(2)
The number of stock options awarded was determined based on the Black-Scholes value using the closing price of Chemours common stock on the grant date. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date. The closing price of Chemours common stock was $14.43 on March 2, 2020. The Black-Scholes value of an option was $3.74 on March 2, 2020.

(3)
Edwin Sparks received a one-time equity performance award of  $500,000 in RSUs in March, reflecting the outcomes delivered by the restructuring work to address Fluoroproducts cost structure. Edwin Sparks and Sameer Ralhan each received one-time equity awards of  $1,000,000 in RSUs in December, as retention grants given market conditions. All awards are subject to a three-year cliff vest. The number of RSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding to the nearest whole share. The closing price of Chemours common stock was $14.43 on March 2, 2020 and $25.31 on December 1, 2020.

2018 PSU Award Results
The three-year performance period for PSUs awarded in 2018 ended on December 31, 2020. The payout for this award was based on pre-established target levels of Adjusted EBITDA and Pre-Tax ROIC over the three-year performance period, subject to a Relative TSR modifier. The final payout determination was made in
February 2021 after a review of Chemours’ performance. Based on performance results throughout the period and Relative TSR, the 2018 PSU Award payout was 17% of target. Chemours’ Relative TSR ranking at the 4th percentile for the FY2018 – FY2020 performance period resulted in a modifier factor at 0.75%. The tables below detail performance against each measure:
Adjusted EPS
Measurement Period	Weighting	Threshold	Target	Maximum	Result	Payout % (weighted)
FY2018	10.0%	$4.85	$5.24	$6.03	$5.45	12.7%
FY2019	10.0%	$5.41	$5.85	$6.73	$2.51	0.0%
FY2020	10.0%	$6.31	$6.82	$7.84	$1.98	0.0%
FY2018 – FY2020 Cumulative	20.0%	$16.57	$17.91	$20.60	$9.94	0.0%

Pre-Tax ROIC
Measurement Period	Weighting	Threshold	Target	Maximum	Result	Payout % (weighted)
FY2018	10.0%	32.0%	39.4%	43.3%	39.2%	9.84%
FY2019	10.0%	32.0%	41.4%	45.5%	17.3%	0.0%
FY2020	10.0%	32.0%	46.1%	50.7%	14.4%	0.0%
FY2018 – FY2020 Average	20.0%	32.0%	42.3%	46.5%	23.6%	0.0%

Relative TSR
Modifier	Min	Target	Max	Result	Modifier
Relative TSR to Peer Group	<P25	P25 – P75	>P75	4th Percentile	0.75
	0.75	1.00	1.25
The Relative TSR ranking was based on the performance peer group set by the Compensation and Leadership Development Committee in 2018 for the 2018 PSU Award:
The performance peer group is comprised of the following companies:

Air Products & Chemicals Inc.	Eastman Chemical Co.	The Sherwin-Williams Company
Albemarle Corporation	Element Solutions Inc.	Trinseo S.A.
Ashland Global Holdings Inc.	Huntsman Corporation	Tronox Holdings Plc
Avient Corporation	Olin Corporation	Venator Materials Plc
Axalta Coating Systems Ltd	PPG Industries Inc.	W.R Grace & Co
Celanese Corporation	RPM International	Westlake Chemical Corp.
The table below shows the target number of PSUs granted in 2018 and the actual number of PSUs earned, excluding dividend equivalent units.
NEO	Target # of PSUs Granted	Payout %	# of PSU’s Earned
Mark Vergnano	68,000	17%	11,560
Mark Newman	14,837	17%	2,522
Sameer Ralhan	3,091	17%	525
David Shelton	10,509	17%	1,787
Edwin Sparks	3,400	17%	578
Company Sponsored Employee Benefits
The Company offers the NEOs health and welfare and retirement plan benefits. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.
The Chemours Company Retirement Savings Restoration Plan
The Chemours Company Retirement Savings Restoration Plan (“RSRP”) is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax-qualified retirement plans to be consistent with those provided to other eligible employees at Chemours.
The Chemours Company Management Deferred Compensation Plan
Under the Chemours Company Management Deferred Compensation Plan (“MDCP”), a nonqualified elective deferred compensation plan, participants may defer base salary, bonus, and certain incentive plan awards until a later date. Generally, earnings on deferred amounts include returns on investments that mirror the investment alternatives available to all employees under the Company’s retirement savings plan.

Change-in-Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, Chemours maintains a change-in-control severance plan for its executives, including the NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”
Benefits provided under the change-in-control severance plan include:
•
A lump sum cash payment of two times (three times for the CEO) the sum of the executive’s base salary and target annual incentive;

•
A lump sum cash payment equal to the pro-rated portion of the executive’s target annual incentive for the year of termination; and

•
Continued health and dental benefits, financial counseling and tax preparation, and outplacement services for up to two years (three years for the CEO) following the date of termination.

The change-in-control severance plan also includes 12-month (18-month for the CEO) non-competition and non-solicitation covenants, non-disparagement, and confidentiality provisions.
Compensation and Risk

In 2020, Chemours management reviewed its executive and non-executive compensation programs and in concurrence with the Compensation and Leadership Development Committee’s independent compensation consultant, determined that none of its compensation programs encourages or creates excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the Compensation and Leadership Development Committee. Overall, the Compensation and Leadership Development Committee concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking and (2) non-executive employee compensation programs are appropriately balanced between fixed and variable compensation and do not encourage excessive risk taking. The Compensation and Leadership Development Committee also considered its payout caps or limits, stock ownership guidelines, and claw back policy as risk mitigating features of its executive compensation program.
Payout Limitations or Caps
Earned awards from the annual incentive plan are capped at 200% of target and PSU awards are capped at 250% of target to protect against excessive payouts.
Stock Ownership Guidelines
To further support our goal of achieving a strong link between shareholder and executive interests, Chemours maintains stock ownership guidelines to require executive share ownership of a value equal to a specified multiple of base pay. Executives have five (5) years from the date they become subject to the guidelines to reach their respective ownership requirements. Until the ownership requirement is satisfied, 100% of the net shares realized from exercise or vesting of stock-based awards must be retained. Share ownership guidelines are as follows:
Multiple of Base Salary	2020 Target
CEO	5.0x
Other NEOs	3.0x
All applicable NEOs have satisfied or are on track to satisfy these guidelines.
Incentive Compensation Clawback Policy
The Incentive Compensation Clawback Policy (the “Policy”) covers each current and former employee of The Chemours Company (“Company”) or an Affiliate (within the meaning of the Company’s 2017 Equity and Incentive

Plan (the “2017 Plan”) who is or was, as the case may be, the recipient of incentive-based compensation (referred to in this policy as “Grantee”). The Policy is deemed part of the terms of any award made on or after the effective date of the Policy set forth above which by its terms provides for incentive-based compensation.
If a Grantee engages in misconduct (as defined in this Policy), the Grantee: (i) forfeits any right to receive any future awards or other equity-based incentive compensation; and (ii) the Company may demand repayment of any awards or cash payments already received by a Grantee (that were made subject to this Policy), including without limitation repayment due to making retroactive adjustments to any awards or cash payments already received by a Grantee, where such award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement as a result of misconduct by the Grantee. The Grantee shall be required to provide repayment within ten (10) days following such demand.
“Misconduct” means (i) Grantee’s employment or service is terminated for Cause (within the meaning of the Company’s Equity and Incentive Plan), or (ii) the breach of a non-compete or confidentiality covenant set out in the employment agreement between the Grantee and the Company or an Affiliate, or (iii) management has determined, after review and consultation with the Audit Committee, that the Company is required to prepare an accounting restatement due to material noncompliance, as a result of fraud or misconduct, with any financial reporting requirement under the securities laws, and the Compensation Committee has determined, subsequent to such restatement and in its sole discretion, that the Grantee: (A) had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring it to the attention of appropriate individuals within the Company; or (B) personally and knowingly engaged in practices which materially contributed to the circumstances that enabled a material noncompliance to occur.
Furthermore, if management has determined, after review and consultation with the Audit Committee, that the Company is required to prepare an accounting restatement due to material noncompliance, for reason(s) not related to fraud or misconduct, with any financial reporting requirement under the securities laws, the Company may demand repayment of any awards or cash payments already received by a Grantee (that were made subject to this Policy), including without limitation repayment due to making retroactive adjustments to any awards or cash payments already received by a Grantee, where such award or cash payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. The Grantee shall be required to provide repayment within thirty (30) days following such demand.
This Policy is administered and enforced by the Compensation Committee and its decision as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons.
This Policy is intended to comply with, shall be interpreted to comply with, and shall be deemed automatically amended to comply with, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as it may be amended from time to time, and any related rules or regulations promulgated by the Securities and Exchange Commission or the New York Stock Exchange, including any additional or new requirements that become effective after the effective date. Any such amendment shall be effective at such time as is necessary to comply with Section 10D of the Exchange Act of 1934, as amended.
This Policy may be amended at any time by the Compensation Committee, provided, however, that the Senior Vice President Human Resources is hereby authorized to make any and all amendments required under applicable laws, rules or regulations.
Restrictions on Hedging and Similar Transactions

The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts, and short-term trading.
Deductibility of Performance-Based Compensation

In setting the NEOs 2020 compensation packages, the Compensation and Leadership Development Committee considered Section 162(m) of the Internal Revenue Code, which provides that compensation in excess of $1 million paid to certain executive officers is generally not deductible. The Compensation and Leadership

Development Committee also considered the Tax Cuts and Jobs Act’s elimination of the performance-based compensation exception under Section 162(m). While the Compensation and Leadership Development Committee will continue to consider the tax deductibility of compensation, the Compensation and Leadership Development Committee did not change the structure of 2020 compensation packages due to the elimination of the performance-based compensation exception under Section 162(m).
CEO Pay Ratio

There were no significant changes to the global employee population nor significant changes to employee compensation arrangements. Per SEC rules, Chemours refreshed the median employee after using the individual for the past 3 years. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with SEC rules.
Chemours determined the person using compensation earned from January 1, 2020 to December 31, 2020. The total number of employees was approximately 6,500. To determine median of the employee’s pay, Chemours chose total earnings including overtime pay as the consistently applied compensation measure. Chemours then calculated an annual gross cash compensation for each employee. Chemours used a valid statistical sampling methodology to identify a population of employees whose base pay was within a 5% range of the median. Using this methodology, Chemours identified the median employee from that group.
It was determined that the total compensation for the selected median employee in 2020 was $104,316. The ratio of CEO pay to the median worker pay is 83:1.
Element	Median Employee	CEO
Salary (includes Overtime)(1)	$95,730	$1,029,808
Stock Awards	$0	$3,991,015
Option Awards	$0	$2,239,998
Non-Equity Incentive Plan Compensation/Bonus(2)	$3,061	$1,207,479
Change in Pension Value	$0	$0
All Other Compensation(3)	$5,525	$138,276
Summary Compensation Table Totals	$104,316	$8,606,576
CEO Pay Ratio	83:1

(1)
Consists of 2020 base salary plus overtime pay.

(2)
Actual 2020 cash incentive paid during the first quarter of fiscal year 2021 under a performance-based compensation plan.

(3)
Consists of 2020 employer contributions to qualified and non-qualified defined contribution plans and perquisites/personal benefits as listed in footnote 5 of the Summary Compensation Table.

Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the NEOs during fiscal years 2020, 2019, and 2018.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mark Vergnano President and Chief Executive Officer	2020	1,029,808		3,991,015	2,239,998	1,207,479	138,276	8,606,576
	2019	1,029,808		4,273,767	2,239,992		152,077	7,695,644
	2018	1,041,667		3,559,120	2,199,980	1,000,545	275,417	8,076,729
Mark Newman, Senior Vice President and Chief Operating Officer	2020	678,462		1,069,022	599,997	557,298	90,691	2,995,470
	2019	649,290		1,296,199	719,982		85,347	2,750,819
	2018	591,220		776,569	479,986	346,691	100,591	2,295,057
Sameer Ralhan Senior Vice President and Chief Financial Officer	2020	575,000		1,712,679	399,997	406,916	48,740	3,143,332
	2019	474,588		792,940	439,987		30,847	1,738,361
	2018
David Shelton Senior Vice President General Counsel	2020	498,077		677,047	379,999	309,610	60,461	1,925,194
	2019	493,910		725,013	379,988		83,737	1,682,648
	2018	475,000		550,041	340,000	243,723	145,900	1,510,941
Edwin Sparks President, Fluoroproducts and Chemical Solutions	2020	537,500		2,070,143	319,998	327,938	56,980	3,312,559
	2019	396,300		564,003	319,992	241,511	57,173	1,578,979
	2018

(1)
Represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The grant date fair value of each PSU granted to NEOs in 2020, taking into account the estimated probable outcome of the performance conditions, was determined to be $17.14. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2020. The grant date fair value of each RSU granted to NEOs in 2020 is equal to the closing share price of Chemours common stock on their respective grant dates — $14.43 on March 2, 2020 and $25.31 on December 1, 2020.

(2)
If the maximum level of performance were achieved, each NEO would earn 250% of the target number of PSUs awarded. Based on the closing price of Chemours common stock on the March 1 grant date ($14.43), the maximum value of PSUs awarded on March 2, 2020 to each NEO is as follows: Mr. Vergnano — $8,399,992; Mr. Newman — $2,249,998; Mr. Ralhan — $1,499,999; Mr. Shelton — $ 1,424,999; Mr. Sparks — $ 1,199,999

(3)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2020.

(4)
Represents payouts under the Annual Incentive Plan. This column includes compensation which may have been deferred at the NEOs election. Any such amounts will be included in the “Executive Contributions” column of the 2020 Nonqualified Deferred Compensation table.

(5)
The amounts reflect perquisites and personal benefits (financial planning / income tax preparation) and Company contributions to qualified and nonqualified defined contribution plans. The following table details these amounts.

Name	Company Contributions to Qualified Defined Contribution Plan ($)	Company Contribution to Nonqualified Defined Contribution Plan ($)	Financial Planning/ Income Tax Preparation ($)	Separation Agreements ($)
Mark Vergnano	17,100	108,737	15,000
Mark Newman	17,100	61,853	15,000
Sameer Ralhan	17,100	40,665	7,500
David Shelton	17,100	15,961	15,000
Edwin Sparks	17,100	31,976	8,353
2020 Grants of Plan Based Awards

The following table provides information on AIP awards, PSUs and stock options granted in 2020 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				Estimated Possible Payouts Under Nonequity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards; Number of Shares of Stock or Units (#)	All other Option Awards; Number of Securities Underlying Options(3) (#)	Exercise of Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Type of award	Grant date	Approval date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Vergnano	2020 AIP			682,500	1,365,000	2,730,000
	Stock Options	3/2/20	2/10/20								598,930	14.43	2,239,998
	PSU	3/2/20	2/10/20				116,424	232,848	582,120				3,991,015
Mark Newman	2020 AIP			315,000	630,000	1,260,000
	Stock Options	3/2/20	2/10/20								160,427	14.43	599,997
	PSU	3/2/20	2/10/20				31,185	62,370	155,925				1,069,022
Sameer Ralhan	2020 AIP			230,000	460,000	920,000
	Stock Options	3/2/20	2/10/20								106,951	14.43	399,997
	PSU	3/2/20	2/10/20				20,790	41,580	103,950				712,681
	RSU	12/1/20	10/27/20							39,510			999,998
David Shelton	2020 AIP			175,000	350,000	700,000
	Stock Options	3/2/20	2/10/20								101,604	14.43	379,999
	PSU	3/2/20	2/10/20				19,751	39,501	98,753				677,047
Edwin Sparks	2020 AIP			206,250	412,500	825,000
	Stock Options	3/2/20	2/10/20								85,561	14.43	319,998
	PSU	3/2/20	2/10/20				16,632	33,264	83,160				570,145
	RSU	3/2/20	2/10/20							34,650			500,000
	RSU	12/1/20	10/27/20							39,510			999,998

(1)
Nonequity incentive plan awards are short-term incentives that may be earned under the 2020 AIP.

(2)
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2020 — FY2022. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 250% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.

(3)
The exercise price is equal to the fair market value of a share of Chemours common stock on the grant date. Stock options are not credited with dividend equivalent units. Stock options feature three-year equal ratable vesting and a ten-year term.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs at December 31, 2020. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 31, 2020: $24.79.
Upon completion of the separation from DuPont and in accordance with the Employee Matters Agreement, the NEOs received replacement Chemours stock option awards in respect of their DuPont stock option awards. The stock option awards reflected in the following table with a grant date prior to July 1, 2015, are these replacement stock option awards.
		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options(1)				Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	Market or Payout Value ($)
Mark Vergnano	3/2/2020		598,930	14.43	3/2/2030			582,120	14,430,755
	3/1/2019	52,033	104,064	38.02	3/1/2029			44,187	1,095,396
	3/1/2018	71,370	35,685	48.53	3/1/2028
	3/1/2017	145,118		34.72	3/1/2027
	3/1/2016	543,944		5.40	3/1/2026
	7/6/2015	331,231		16.04	7/5/2025
	2/4/2015	198,121		18.45	2/3/2022
Mark Newman	3/2/2020		160,427	14.43	3/2/2030			155,925	3,865,381
	6/3/2019		29,717	21.96	6/3/2029			6,831	169,340
	3/1/2019	12,079	24,157	38.02	3/1/2029			10,258	254,296
	3/1/2018	15,571	7,786	48.53	3/1/2028	2,522	62,520
	3/1/2017	31,662		34.72	3/1/2027
	3/1/2016	166,089		5.40	3/1/2026
	7/6/2015	197,161		16.04	7/5/2025
	2/4/2015	67,675		18.45	2/3/2022
Sameer Ralhan	12/1/2020					39,510	979,453
	3/2/2020		106,951	14.43	3/2/2030			103,950	2,576,921
	6/3/2019		17,830	21.96	6/3/2029			4,098	101,589
	3/1/2019	7,433	14,866	38.02	3/1/2029			6,312	156,474
	3/1/2018	3,244	1,622	48.53	3/1/2028	525	13,015
	3/1/2017	6,596		34.72	3/1/2027
	4/26/2016	80,000		9.43	4/26/2026
	3/1/2016	55,363		5.40	3/1/2026
	2/4/2015	34,457		18.45	2/3/2022
David Shelton	3/2/2020		101,604	14.43	3/2/2030			98,753	2,448,087
	3/1/2019	8,827	17,653	38.02	3/1/2029			7,496	185,826
	3/1/2018	11,030	5,515	48.53	3/1/2028	1,787	44,300
	3/1/2017	19,788		34.72	3/1/2027
	3/1/2016	83,044		5.40	3/1/2026
	2/4/2015	19,640		18.45	2/3/2022
Edwin Sparks	12/1/2020					39,510	979,453
	3/2/2020		85,561	14.43	3/2/2030	34,650	858,974	83,160	2,061,536
	6/3/2019		17,830	21.96	6/3/2029			4,098	101,589
	3/1/2019	4,646	9,291	38.02	3/1/2029			3,945	97,797
	3/1/2018	3,568	1,784	48.53	3/1/2028	578	14,329
	3/1/2017	4,312		34.72	3/1/2027

(1)
The following table provides the vesting schedules of stock options outstanding as of December 31, 2020:

Grant Date	Outstanding Vesting Dates
6/3/2019	Vests on June 3, 2022
3/2/2020	Vests in equal installments on March 2, 2021, 2022 and 2023
3/1/2019	Vests in equal installments on March 1, 2021 and 2022
3/1/2018	Balance vests on March 1, 2021

(2)
The following table consists of RSUs outstanding as of December 31, 2020 and PSUs where the performance period is complete, but the units remain unvested. The following table provides details of the vesting schedules for such RSUs and PSUs, including dividend equivalent units:

Grant Date	Outstanding Vesting Dates
12/1/2020	RSUs with vesting date of December 1, 2023
3/2/2020	RSUs with vesting date of March 2, 2023
3/1/2018	PSUs where the performance period ended on December 31, 2020. If the NEO was not retirement eligible, the award remained unvested through the Determination Date of February 9, 2021.

(3)
The following table provides the vesting schedules for unearned PSUs with outstanding vesting dates as of December 31, 2020:

Grant Date	Outstanding Vesting Dates
3/2/2020 and 6/3/2020	Performance period ending December 31, 2022. The number of PSUs reported is based on achievement of maximum performance.
3/1/2019	Performance period ending December 31, 2021. The number of PSUs reported is based on achievement of threshold performance.
The 2020 plan provides for a payout range of 0% to 250% and dividend equivalent units are applied subsequently to the final performance determination.

Option Exercises and Stock Vested

The table below identifies the number of shares of Chemours common stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2020:
	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark Vergnano	374,151	2,721,790	13,142	325,799
Mark Newman			26,239	508,249
Sameer Ralhan			5,467	105,896
David Shelton			16,399	317,649
Edwin Sparks	2,728	13,836	697	10,253

(1)
The value realized upon exercise is the difference between the market value of the stock on the exercise date and the option price, multiplied by the number of shares acquired on exercise.

(2)
Represents the number of RSUs, PSUs and related dividend equivalent units vesting in 2020. The value realized upon vesting is computed by multiplying the number of units by the closing price of the underlying shares on the vesting date.

(3)
The 2018 PSU grant, with a performance period of January 1, 2018 to December 31, 2020 was considered as ‘earned’ on December 31, 2020.

➢
Mr. Vergnano was retirement eligible and considered fully vested on December 31, 2020.
Their 2018 PSU awards are reported in the above table.

➢
If the NEO was not retirement eligible, the 2018 PSU award remained unvested through the Determination Date of February 9, 2021. Mr. Newman, Mr. Ralhan, Mr. Shelton and Mr. Sparks were not retirement eligible, so their 2018 PSU awards are reported in the Outstanding Equity Awards at 2020 Fiscal Year-End table.

2020 Nonqualified Deferred Compensation

The following table provides information on the Company’s defined contribution or other plans that during 2020 provided for deferrals of compensation on a basis that is not tax-qualified. Mr. Vergnano, Mr. Newman, Mr. Ralhan, Mr. Shelton, and Mr. Sparks each participated in such a Chemours plan during 2020.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contribution in Last Fiscal Year ($)(2)	Aggregate Earning in Last Fiscal Year ($)(3)	Aggregate Withdrawals / Distributions In Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(4)
Mark Vergnano
RSRP	108,737	108,737	28,751		1,540,838
MDCP
Mark Newman
RSRP	52,846	61,853	38,818		585,950
MDCP	114,018		54,608		888,405
Sameer Ralhan
RSRP	34,200	40,665	55,937		386,090
MDCP
David Shelton
RSRP	15,961	15,961	69,745		525,054
MDCP	112,011		39,144		374,257
Edwin Sparks
RSRP	29,836	31,976	25,984		224,772
MDCP

(1)
The amount in this column represents deferrals from base salary and Non-Equity Incentive Plan Compensation under the RSRP and/or MDCP. The amounts are also included in the 2020 Summary Compensation Table.

(2)
The amount in this column represents employer contributions made under the RSRP; the amounts are also included in the 2020 Summary Compensation Table.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2019 Summary Compensation Table.

(4)
The table below reflects Salary and Non-Equity Incentive Plan Compensation amounts and Company contributions to qualified and nonqualified defined contribution plans reported in the aggregate balance at last fiscal year-end that were previously reported as compensation to the NEO in Chemours’ Summary Compensation Table for previous year(s).

Name	RSRP ($)	MDCP ($)	Total ($)
Mark Vergnano	1,232,253	—	1,232,253
Mark Newman	373,892	659,087	1,032,979
Sameer Ralhan	39,522	—	39,522
David Shelton	296,948	—	296,948
Edwin Sparks	52,713	—	52,713

Narrative Discussion of the Nonqualified Deferred Compensation Table
Chemours sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (“RSRP”) supplements our qualified defined contribution plan, the Retirement Savings Plan (“RSP”), and is designed to provide benefits in excess of IRS qualified plan limits applicable to the RSP. The Management Deferred Compensation Plan (“MDCP”) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2020.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1 – 6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($285,000 for 2020). Compensation for RSRP purposes consists of base salary and annual incentive payments. Chemours provides a Company matching contribution equal to 100% of the employee deferral amount. In addition, and entirely at its discretion, Chemours may make non-elective contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment and will commence either upon separation from service or 1 – 5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
Employee and Matching contributions are always 100% vested. Non-Elective Contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1 – 60% of  “base salary” and/or 1 – 60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs).
Base salary and annual incentive award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. Equity award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either in-service or termination distribution elections. In-service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1 – 5 years thereafter if the participant so elects and can be paid either in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
NEOs are 100% vested in their deferrals and related investment experience.

Potential Payments upon Termination or Change in Control

The table below summarizes the potential payouts to the NEOs, upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2020, and that the value of a share of the Company’s stock on that day was $24.79, the closing price per share of the Company’s common stock on December 31, 2020. The table also includes potential payments under The Chemours Company 2017 Equity and Incentive Plan (the “2017 Plan”). The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table.
Name	Form of Compensation(1)	Voluntary or For Cause ($)(2)	Involuntary Termination without Cause ($)(2)	Retirement ($)(5)	Death ($)(6)	Disability ($)(4)	Change in Control
Mark Vergnano	Annual Salary		525,000				3,150,000
	Target Annual Bonus		1,365,000				4,095,000
	Target Annual Bonus (pro-rated)				1,365,000	1,365,000	1,365,000
	Health and Dental Benefits		3,949				47,390
	Outplacement Services		2,150				12,900
	Stock Options		6,204,915	6,204,915	6,204,915	6,204,915	6,204,915
	RSUs
	PSUs		5,540,515	5,540,515	5,540,515	5,540,515	7,963,093
Total			13,641,529	11,745,430	13,110,430	13,110,430	22,838,298
Mark Newman	Annual Salary		83,013				1,400,000
	Target Annual Bonus		630,000				1,260,000
	Target Annual Bonus (pro-rated)				630,000	630,000	630,000
	Health and Dental Benefits		3,949				31,594
	Outplacement Services		2,150				8,600
	Stock Options				1,746,123	1,746,123	1,746,123
	RSUs
	PSUs				1,633,395	1,633,395	2,761,185
Total			719,112		4,009,518	4,009,518	7,837,502
Sameer Ralhan	Annual Salary		74,639				1,150,000
	Target Annual Bonus		460,000				920,000
	Target Annual Bonus (pro-rated)				460,000	460,000	460,000
	Health and Dental Benefits		5,790				46,323
	Outplacement Services		2,150				8,600
	Stock Options				1,158,471	1,158,471	1,158,471
	RSUs				979,453	979,453	979,453
	PSUs				1,044,043	1,044,043	1,623,522
Total			542,579		3,641,967	3,641,967	6,346,369
David Shelton	Annual Salary		240,385				1,000,000
	Target Annual Bonus		350,000				700,000
	Target Annual Bonus (pro-rated)				350,000	350,000	350,000
	Health and Dental Benefits		1,712				13,696
	Outplacement Services		2,150				8,600
	Stock Options				1,052,617	1,052,617	1,052,617
	RSUs
	PSUs				984,197	984,197	1,611,400
Total			594,247		2,386,814	2,386,814	4,736,313
Edwin Sparks	Annual Salary		275,000				1,100,000
	Target Annual Bonus		412,500				825,000
	Target Annual Bonus (pro-rated)				412,500	412,500	412,500
	Health and Dental Benefits		1,587				12,699
	Outplacement Services		2,150				8,600
	Stock Options				920,052	920,052	920,052
	RSUs				1,838,426	1,838,426	1,838,426
	PSUs				834,431	834,431	1,307,673
Total			691,237		4,005,409	4,005,409	6,424,950

Effective January 1, 2017, Chemours revised the termination provisions associated with Stock Option, RSU and PSU awards to be more consistent with market prevalence and simplify administration. A summary of the provisions by award type follows.
Stock Options
•
Retirement eligibility results in continued vesting, and the time to exercise is three years post- employment or the original expiration date of the award, whichever occurs first.

•
Death or Disability termination results in immediate vesting of unvested awards and the time to exercise is limited to two years post-employment, or the original expiration date of the award whichever occurs first.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in the forfeiture of unvested options and 90 days post-employment to exercise any options vested as of the termination date.

RSUs
•
Retirement eligibility results in continued vesting of unvested awards.

•
Death or Disability termination results in immediate vesting of unvested awards.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in forfeiture of unvested awards.

PSUs
•
Retirement eligibility results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period.

•
Death or Disability results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in forfeiture of unvested awards.

•
The 2018 PSU grant, with a performance period of 1/1/2018 to 12/31/2020 was considered as ‘earned’ on 12/31/2020, but the PSUs remained unvested until performance was certified on 2/9/2021 if the executive was not retirement eligible on 12/31/2020.

➢
Mr. Vergnano was retirement eligible and considered fully vested on 12/31/2020. The 2018 PSU awards are not reported in the above table, rather the awards are declared under the Option Exercises and Stock Vested table.

➢
Mr. Newman, Mr. Ralhan, Mr. Shelton and Mr. Sparks were not retirement eligible, so the 2018 PSU award was unvested on 12/31/2020. Therefore, the 2018 PSU awards are reported in the above table for termination reasons that would have resulted in payout of the unvested award on
12/31/2020.

(1)
The award agreements for stock options, PSUs and RSUs contain restrictive covenants that may result in forfeiture of unvested stock options, PSUs and RSUs upon a breach of confidentiality, non-solicitation and non-competition obligations during employment and after termination of employment (for a period of one year for non-solicitation and non-competition).

(2)
Amounts shown in this column indicate the NEO has achieved the requisite age and service milestones to be regarded as “retirement eligible” in accordance with award terms. To the extent that the NEO is retirement eligible, unvested stock options, RSUs, and PSUs are treated as if the NEO had retired. The amounts listed in the table for Mr. Vergnano represent values that will continue to vest in accordance with retirement eligible provisions. Mr. Vergnano meet the retirement eligible provisions for all plans. If an NEO is not retirement eligible, upon voluntary termination or termination for cause, the various Company plans and programs provide for forfeiture of all unvested stock options, RSUs, and PSUs. The PSUs listed relate to the 2019 and 2020 PSU grants and are based on the level of performance assumed and disclosed in the Outstanding Equity Awards at 2020 Fiscal Year-End table.

(3)
Upon termination of employment for Lack of Work or Involuntary Termination:

a.
Stock option awards granted on or after January 1, 2017 and vested as of the termination date may be exercised during the 90-day period following termination. Unvested stock option awards granted on or after January 1, 2018 to holders who are not retirement eligible are forfeited.

b.
Stock option awards granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs granted on or after January 1, 2017 and unvested as of the termination date are forfeited.

d.
To the extent that an NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

e.
Severance benefits consist of: one week of salary for each complete year of service, with a minimum of four weeks and a maximum of twenty-six weeks; pro-rata annual bonus based on service during the performance period (i.e. calendar year); three months of company-paid health care continuation coverage; limited outplacement assistance.

(4)
Upon Retirement:

a.
Stock options granted on or after January 1, 2017 continue vesting, but the time to exercise is limited to three years post-employment or the original expiration date of the award, whichever occurs first.

b.
For stock options granted prior to January 1, 2017 the award holder retains the full term of the award in which to exercise.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2020 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2020 Fiscal Year-End table.

(5)
Upon Death:

a.
Stock option awards immediately vest and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first. Amount shown represents the in-the-money value of stock options for which vesting is accelerated, as of December 31, 2020.

b.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2020 that are automatically vested and paid out.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2020 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2020 Fiscal Year-End table.

(6)
Upon termination of employment for Disability:

a.
Stock option awards granted on or after January 1, 2017 are immediately vested and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first.

b.
Stock option awards granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2020 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2020 Fiscal Year-End table.

d.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2020 that are automatically vested and paid out.

e.
To the extent that the NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

(7)
Upon Change in Control:

a.
Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity. Values shown in the table above assume that the Company is not the surviving entity and the acquiring entity does not assume or otherwise provide for continuation of the awards.

b.
Stock options are immediately vested and cancelled in exchange for payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted. Amount shown represents the in-the-money value of unvested stock options as of December 31, 2020.

c.
RSUs are immediately vested and all restrictions lapse. Awards cancelled in exchange for a payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted. Amount shown represents the value of all RSUs as of December 31, 2020.

d.
PSUs convert, at target amount, to time-based vesting RSUs, and subsequent vesting is governed by the applicable change-in-control terms. Amount shown represents the value of all PSUs, at target value, as of December 31, 2020.

In the event that the Company is the surviving entity, or the acquiring entity assumes or otherwise provides for continuation of the awards, all stock options, RSUs and PSUs remain in place or substitute awards are issued. Upon termination without cause or termination for good reason within two years after change in control, awards vest in full. Stock options remain exercisable for two years, or the original expiration date, whichever occurs first.
Under the Senior Executive Severance Plan, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”). Benefits provided under the plan include: (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus; (ii) a lump sum cash payment equal to the pro- rated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination.

Compensation and Leadership Development Committee Report

Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Compensation and Leadership Development Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the Compensation and Leadership Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in this Proxy Statement.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Curtis J. Crawford, Chair
Bradley J. Bell
Dawn L. Farrell
Sean D. Keohane
Erin N. Kane

PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of shareholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives and the compensation of named executive officers during fiscal year 2020.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement.
The vote is advisory and is not binding on the Company, the Board, or the Compensation and Leadership Development Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation and Leadership Development Committee. However, the Board and the Compensation and Leadership Development Committee value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask shareholders to approve the following resolution at the virtual Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Virtual Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2021. In Proposal 3, the Company is asking shareholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s shareholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of PwC are expected to be present at the virtual Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

Fees Paid to Independent Registered Public Accounting Firm

PwC has served as the Company’s independent registered public accounting firm since 2014. Aggregate fees for professional services rendered by PwC for 2020 and 2019 are set forth in the table below.
	2020 (in thousands)	2019 (in thousands)
Audit fees(1)	$7,133	$7,690
Audit-related fees(2)	534	773
Tax fees(3)	938	692
All other fees(4)	9	1,433
Total	$8,614	$10,588

(1)
Audit fees related to audits of financial statements and internal controls over financial reporting, statutory audits, reviews of quarterly financial statements, comfort letters, reviews of registration statements and certain periodic reports filed with the SEC.

(2)
Audit-related fees related primarily to carve out audits, accounting consultations, employee benefit plans and other assurance related services not required by statute.

(3)
Tax fees related primarily to tax compliance and advice.

(4)
Other fees in 2019 primarily related to a project to provide high level advice and recommendations on the Company’s commercial model, cost structure and strategy for growth for the Company’s consideration.

Audit Committee’s Pre-Approval Policies and Procedures

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2020, all services provided by PwC were approved by the Audit Committee.

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of  (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.
Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements, and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2020 with management and PwC. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020.
AUDIT COMMITTEE
Bradley J. Bell, Chair
Curtis V. Anastasio
Mary B. Cranston
Curtis J. Crawford
Erin N. Kane

PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE
AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO ELIMINATE THE SUPERMAJORITY
VOTING PROVISIONS WITH RESPECT TO CERTIFICATE OF INCORPORATION AND BYLAW AMENDMENTS
Overview
The Board recommends that the Company’s shareholders approve amendments to the Certificate to eliminate provisions in the Amended and Restated Certificate of Incorporation (the “Certificate”) that require a supermajority vote of shareholders in order for the Company to amend certain provisions of the Certificate and all provisions of the Bylaws. These amendments are discussed in this Proposal 4 (the “Proposed Amendments”).
Purpose and Effect of the Proposed Amendments
The supermajority voting provisions that are the subject of this Proposal 4 were put in place by E.I. du Pont de Nemours and Company (“DuPont”) prior to Chemours’ spin-off from DuPont in July 2015, when Chemours was a wholly-owned subsidiary of DuPont. The Board, as presently constituted, did not vote upon or adopt these provisions.
Since the spin-off, the Board has engaged in ongoing review of the Company’s corporate governance principles. After receiving the advice of management and outside advisors, the Board considered the relative weight of the arguments in favor of and against maintaining the supermajority voting requirements.
As a result of its review, and after careful deliberation by the Nominating and Corporate Governance Committee and the full Board, the Board has determined that it is in the best interests of the Company and its shareholders to amend the Certificate to remove the supermajority voting requirements as described in this Proposal 4. Upon recommendation of the Nominating and Corporate Governance Committee, the Board has adopted resolutions setting forth the Proposed Amendments, declared the Proposed Amendments advisable and unanimously resolved to submit the Proposed Amendments to the Company’s shareholders for consideration.
The Company previously submitted a proposal to eliminate the supermajority voting requirement at the Company’s Annual Meeting of Shareholders in 2018. Despite the Board’s recommendation that shareholders vote for the proposal at the Company’s Annual Meeting of Shareholders in 2018, the proposal ultimately received the support of only 73.8% of the outstanding shares, less than the 80% of the outstanding shares required for approval. The re-submission of the Proposed Amendments is the result of the Board’s ongoing review of the Company’s corporate governance principles.
Description of Proposed Amendments
Currently, the Certificate provides that the affirmative vote of holders of at least eighty percent (80%) of the voting power of the Company’s outstanding stock is required to amend certain provisions in the Certificate including provisions relating to:
➢
no cumulative voting;

➢
amendment of the Bylaws;

➢
the size of the Board, election of directors, filling of vacancies with respect to the Board, the authority of the board and annual meetings of shareholders;

➢
shareholder action by written consent and ability to call special meetings of shareholders;

➢
limitation on director liability and director and officer indemnification; and

➢
amendment of any of these Certificate provisions

The Certificate provides that all other provisions of the Certificate may only be amended by the vote of the holders of a majority of the voting power of Chemours’ outstanding stock.

In addition, the Certificate provides that the Bylaws may be amended by the Board or by the affirmative vote of at least eighty percent (80%) of the voting power of Chemours’ stock then outstanding.
This Proposal 4 proposes to amend Article IX of the Certificate to eliminate the supermajority voting requirement for Certificate and Bylaw amendments. If the Proposed Amendments are approved by the shareholders and a Certificate of Amendment setting forth the Proposed Amendments is filed with the Secretary of State of the State of Delaware, future amendments to Certificate and Bylaw provisions will be governed by the default standard under Delaware law, which is approval by the holders of a majority of the voting power of the Company’s outstanding shares. No changes are needed to the Bylaws in order to effect the Proposed Amendments.
The general descriptions of the Proposed Amendments set forth above are qualified in their entirety by reference to the text of the Proposed Amendments, which are attached as Appendix A to these proxy materials. Additions to the Certificate are indicated by underlining, and deletions are indicated by strike-outs.
Vote Required to Approve
Under the existing supermajority voting requirements in the Certificate, Proposal 4 will be approved if holders of at least eighty percent (80%) of the voting power of the Company’s stock then outstanding affirmatively vote for the proposal. Abstentions and broker non-votes have the same effect as votes “against” this proposal.
Additional Information
If the Proposed Amendments are approved, such approved amendments will become effective upon the filing of a Certificate of Amendment to the Company’s Certificate with the Secretary of State of the State of Delaware. It should be noted that despite an approval of the Proposed Amendment, the Board retains discretion under Delaware law to abandon the Proposed Amendments. If the Board exercises such discretion, it will publicly disclose the fact and the reason for its determination.
The Board unanimously recommends that you vote “ FOR “ Proposal 4 in order to amend the Certificate to remove the supermajority voting requirements with respect to Certificate and Bylaw amendments and to replace them with majority voting standards, as described above.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE SUPERMAJORITY VOTING REQUIREMENTS WITH RESPECT TO CERTIFICATE AND BYLAW AMENDMENTS.

PROPOSAL 5 — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CHEMOURS COMPANY 2017 EQUITY AND INCENTIVE PLAN
The Company’s stockholders are being asked to approve an amendment and restatement of The Chemours 2017 Equity and Incentive Plan (the “2017 Plan”).
The 2017 Plan was approved by the Company’s stockholders on April 26, 2017, replacing our prior equity plan, The Chemours Company Equity and Incentive Plan (the “Prior Plan”). No equity awards have been granted under the Prior Plan since April 26, 2017, and, other than our Employee Stock Purchase Plan, the 2017 Plan is the only Company equity plan from which stock-based awards may be granted. As of March 2, 2021, 8,061,167 shares of the Company’s common stock remained available for equity grants under the 2017 Plan.
The Compensation Committee and the Board believe that equity awards are essential to the Company’s ability to attract, retain and motivate employees, directors and other service providers, and to further align their interests with those of the Company’s stockholders. The Compensation Committee and the Board consider it to be in the best interests of the Company and its stockholders to increase the number of shares available for issuance under the 2017 Plan, to ensure that the Company has a sufficient share reserve to meet these objectives.
Upon the recommendation of the Compensation Committee, on February 10, 2021, the Board approved the amendment and restatement of the 2017 Plan (the “Amended Plan”), subject to approval of the Company’s stockholders. If approved by stockholders, the Amended Plan will become effective immediately. If stockholders do not approve the Amended Plan, the 2017 Plan will remain in effect in its current form.
The only substantive changes implemented by the Amended Plan are as follows:
•
increases the number of shares of the Company’s common stock reserved for issuance by 3,050,000 (from 19,000,000 to 22,050,000), which would result in 11,111,167 shares being available for future grants as of March 2, 2021;

•
extends the term of the 2017 Plan from January 26, 2027, to February 10, 2031 (the tenth anniversary of the date on which the Board approved the Amended Plan); and

•
eliminates a provision in the 2017 Plan that gave the Compensation Committee the authority to make a discretionary decision to override the otherwise applicable change in control provisions in the Plan and cause awards to be cashed out in connection with a change in control, as more fully described below

As of March 2, 2021, there were 165,194,730 shares of the Company’s common stock issued and outstanding. If stockholders approve the Amended Plan, the additional 3,050,000 shares of the Company’s common stock that could be issued under the 2017 Plan would, as of March 2, 2021, represent approximately 1.85% of the total number of shares of the Company’s common stock outstanding on a basic basis as of such date. In determining this percentage, we divided the additional 3,050,000 shares requested by the common shares outstanding.
The full text of the proposed Amended Plan is in Appendix B to this Proxy Statement. You should read Appendix B in its entirety, as the summary of the proposed changes and the 2017 Plan described in this Proposal No. 5 is not exhaustive.
Key Data
The following table includes information regarding outstanding equity awards as of March 2, 2021 (including the equity awards granted under the 2017 Plan and the Prior Plan), and information regarding the 2017 Plan’s remaining share reserve and the Company’s total outstanding shares (without giving effect to approval of the Amended Plan). The closing price of the Company’s common stock on March 4, 2021, was $26.08 per share.

Total shares underlying outstanding options and stock appreciation rights (including Conversion Awards*)	8,164,424
Weighted average exercise price of outstanding options and stock appreciation rights	$19.95
Weighted average remaining contractual life of outstanding options and stock appreciation rights	6.77 years
Total shares underlying outstanding full-value awards	3,095,755
Total shares currently available for new awards under the 2017 Plan	8,061,167
Total record date common shares outstanding	165,194,730

*
In connection with the Company’s separation from E.I. du Pont de Nemours and Company (“DuPont”) in July of 2015 (the “Separation”), certain employees received equity compensation awards of the Company in replacement of previously outstanding awards granted under various DuPont stock incentive plans. These awards were converted into new Company equity awards under the Prior Plan using a formula designed to preserve the intrinsic value of the awards (“Conversion Awards”).

In determining whether to approve the Amended Plan, the Board considered the following:
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In determining the size of the share increase request, the Board considered the number of equity awards previously used (represents stock options and time-based RSUs granted, and PSUs vested) under the 2017 Plan in the past three calendar years (2018, 2019 and 2020), which we refer to as the “burn rate.” Over this three-year period, equity awards representing a total of approximately 7,349,000 shares were granted under the 2017 Plan, which results in an annual equity burn rate of 1.48%. For this purpose, three-year average burn rate was calculated as stock options granted plus time-based RSUs granted plus PSUs vested divided by weighted average basic common shares outstanding. Under the Institutional Shareholders Services methodology (including a multiplier of 1.5 to full-value awards), the three-year average burn rate was 1.80% (versus a benchmark of 2.87% for the Materials industry in the Russell 3000 Index).

➢
As of the record date, the Company’s basic dilution overhang was approximately 11.7%. Basic dilution overhang was calculated by dividing (i) the sum of the number of shares subject to equity awards outstanding plus shares remaining available for issuance for future awards under the 2017 Plan by (ii) the number of common shares outstanding. As of the record date, the Company’s capital structure consisted of approximately 165.2 million shares of Company common stock outstanding and no shares of preferred stock. If the 3,050,000 shares that would be available for issuance pursuant to share reserve increase pursuant to the Amended Plan are added to the under the 2017 Plan, the Company’s basic dilution overhang would be approximately 13.5%.

While share usage may vary based on a variety of factors, we estimate that the shares that would be available for issuance under the Amended Plan would allow us to continue granting stock-based awards for approximately three to four years.
In light of the factors described above and the belief that having a sufficient number of shares available for future grants is vital to the Company’s ability to continue to attract, retain and motivate employees and other service providers in the competitive labor markets in which the Company competes, the Board believes the increase of the share reserve under the Amended Plan is reasonable and appropriate.
Summary of Material Terms of the Amended Plan
The principal terms of the Amended Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. For purposes of this Proposal 4, “Committee” means the Compensation Committee of the Board or such other committee of the Board appointed by the Board.
The Amended Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance practices, including:
➢
Minimum vesting period of one year from the date of grant for options and stock appreciation rights, subject to certain limited exceptions;

➢
Minimum 100% fair market value exercise price for options and stock appreciation rights;

➢
No repricing of options or stock appreciation rights without stockholder approval;

➢
No “liberal” share recycling provisions;

➢
No dividend equivalents on options or stock appreciation rights and no payment of dividends or dividend equivalent rights on awards that do not vest;

➢
No evergreen share reserve provision;

➢
No “liberal” change in control definition;

➢
“Double-trigger” vesting for change in control benefits;

➢
No excise tax gross-up on change in control benefits; and

➢
Awards are subject to the Company’s clawback policies.

Administration
The Amended Plan is administered by the Committee. The Committee has the authority to determine recipients, timing of awards, type of award, number of shares, and the other terms, conditions, restrictions and, if applicable, performance goals relating to any award. The Board may delegate to one or more officers the authority to grant awards to employees who are not executive officers of the Company. Awards made to the Chairman of the Board must also be ratified by the full Board.
Eligibility and Limitation on Awards
Awards may be granted to officers, non-employee directors, employees and independent contractors of the Company or any of its subsidiaries or other affiliates, provided that incentive stock options within the meaning of Section 422 of the Internal Revenue Code (“ISOs”) may be granted only to employees of the Company, or any parent or subsidiaries. Additionally, ISO awards may not be granted to employees if the employee owns, immediately before the grant of the ISO, stock representing more than ten percent of the voting power or more than ten percent of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such ISO is at least 110% of its fair market value at the time of grant, and the ISO cannot be exercised more than five years from the date it is granted. As of March 1, 2021, the Company had approximately 6,500 employees, of which 10 are officers, and 8 non-employee directors who were potentially eligible to participate in the plan.
A non-employee director may not, in any calendar year, be granted awards that have a grant date value, when combined with cash fees paid for board services during the same calendar year, exceeding $600,000.
Awards Under the Amended Plan
Awards under the Amended Plan may include:
➢
Stock options (including ISOs and nonqualified stock options (“NQSOs”))

➢
SARs (payable in cash or shares)

➢
Restricted stock

➢
Restricted stock units

➢
Dividends or dividend equivalents

➢
Performance units

➢
Other stock-based or cash-based awards

➢
Replacement awards (these are awards granted in replacement of awards Chemours assumes in a merger, acquisition or similar transaction)

Stock Options and SARs. The exercise or base price for stock options or SARs may not be less than the fair market value of the Company’s common stock on the date the stock options or SARs are granted, and the exercise period may not exceed ten years from the date of grant.
Restricted Stock and Restricted Stock Units. The Committee also may award to a participant restricted stock unit representing the right to receive shares of Company common stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions, such as continued employment over a specified period and/or the attainment of specified performance targets over such period.

Other Stock-Based or Cash-Based Awards. The Committee may also make grants in the form of other stock-based or cash-based awards, including, but not limited to, the cash incentive awards described below and further including, but not limited to, performance units, SARs (payable in cash or shares), each of which may be subject to the attainment of performance goals or a period of continued employment or other terms and conditions as permitted under the Amended Plan.
Dividend Equivalents. Dividends or dividend equivalents may be awarded with respect to any award of restricted stock, restricted stock units and other stock-based awards, other than stock options and stock appreciation rights. Any dividends or dividend equivalents will only be paid or issued if the underlying award vests.
Replacement Awards. Replacement awards are awards issued in assumption or of substitution for awards granted under equity-based incentive plans sponsored or maintained by an entity with which Chemours engages in a merger, acquisition or other business transaction, pursuant to which awards relating to interests in such entity are outstanding immediately prior to such transaction. Shares delivered or deliverable with respect to replacement awards will not reduce the number of shares available for issuance under the Amended Plan.
Stock Subject to the Amended Plan
Subject to anti-dilution adjustments to account for certain business transactions or other changes in capital structure, the maximum number of shares of Company common stock reserved for the grant or settlement of awards under the Amended Plan is 22,050,000 shares, less one share for every one share that was subject to an option or stock appreciation right granted between January 1, 2017, and April 26, 2017, (when the 2017 Plan was approved) under the Prior Plan, and 1.5 shares for every one share that was subject to an award other than an option or stock appreciation right granted between January 1, 2017, and April 26, 2017, under the Prior Plan. As described above, this 22,050,000 share limit reflects a 3,050,000 share increase over the current limit of 19,000,000 in the 2017 Plan. Any shares that are subject to options or stock appreciation rights will be counted against this limit as one share for every one share granted, and any shares that are subject to “full-value awards” (awards other than options or stock appreciation rights) will be counted against this limit as 1.5 shares for every one share granted. Shares issued with respect to Replacement Awards will not reduce the total number of shares available for issuance under the Amended Plan.
Shares subject to awards granted under the Amended Plan that are forfeited, canceled, exchanged or surrendered and shares with respect to awards that terminate or expire without a distribution of shares to the grantee will again be available for awards under the Amended Plan. Additionally, shares subject to awards granted under the Prior Plan that are (or since December 31, 2016, were) forfeited, canceled, exchanged or surrendered and shares with respect to awards that terminate or expire without a distribution of shares to the grantee will again be available for awards under the Amended Plan.
Shares of stock that are exchanged by a grantee or withheld by the Company as full or partial payment of the exercise or purchase price of an award, any shares of stock exchanged by a grantee or withheld by the Company to satisfy the tax withholding obligations related to any award, and any shares of stock purchased in the open market with proceeds of a stock option exercise price will not be available for subsequent awards. Additionally, if a SAR is exercised and shares are issued, the full number of shares underlying the SAR (or portion exercised) counts against the share reserve, not just the net number of shares issued upon exercise.
Any shares of stock that again become available for awards under the Amended Plan shall be added as one share for every one share subject to options or stock appreciation rights and as 1.5 shares for every one share subject to “full-value awards” (awards other than options or stock appreciation rights).
Shares issuable under the Amended Plan may be either authorized but unissued shares of the Company’s common stock or shares of the Company that have been reacquired by the Company in the open market, in private transactions or otherwise.
Plan Benefits
All awards to executive officers in future periods are made at the discretion of the Compensation Committee and the Board. Accordingly, the benefits to be provided under the Amended Plan cannot be determined at this time. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended Plan, the following table provides information concerning the benefits that have been granted to the following persons and groups under the 2017 Plan through December 31, 2020; each Named Executive Officer, all current executive officers as a group; all current directors who are not executive officers as a group; each nominee for election as a director, and all current employees, including current officers who are not executive officers, as a group:
Name and Principal Position	Number of Shares Underlying Options Granted	Number of Shares Underlying Other Awards Granted
Mark Vergnano President and Chief Executive Officer	1,091,120	570,812
Mark E. Newman Senior Vice President, Chief Operating Officer	311,086	148,866
Sameer Ralhan Senior Vice President, Chief Financial Officer	201,025	134,987
Edwin Sparks President, Chemical Solutions and Fluoroproducts	159,489	149,400
David Shelton Senior Vice President, General Counsel and Corporate Secretary	183,483	109,565
All current executive officers as a group	1,946,203	1,113,630
All current directors who are not executive officers as a group		158,099
Each nominee for election as a director	0	0
All current employees, including current officers who are not executive officers, as a group	2,533,767	1,226,548
Change in Control
The treatment of awards granted under the Amended Plan upon a change in control (as defined in the Amended Plan) will vary depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity.

Vehicle	Company is Surviving Entity or Acquiring Entity Assumes or Provides for Substitute Awards	Company is Not the Surviving Entity and Acquiring Entity Does Not Assume or Provide for Substitute Awards
Stock Options and Stock Appreciation Rights
Awards remain in place or substitute awards issued.
Upon termination by employer without cause or termination by employee for good reason within twenty-four months after change in control, awards vest in full and remain exercisable for two years, or until the original expiration date, whichever occurs first.
Immediately vested and cancelled in exchange for a cash payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted; provided that any underwater Awards shall be cancelled without payment.
Time-Vested Awards
Awards remain in place or substitute awards issued.
Upon termination by employer without cause or termination by employee for good reason within twenty-four months after change in control, awards vest in full.
Immediately vested and cancelled in exchange for a cash payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted.
Performance-Based Awards	Awards are converted into time-vested awards at target, without proration and treated consistent with time-vested awards as described above.	Awards are converted into time-vested awards at target, without proration and treated consistent with time-vested awards as described above.
The 2017 Plan also contained a provision that expressly permitted the Committee to exercise discretion to cash out awards (or cancel underwater stock options or stock appreciation rights) in connection with a Change in Control, notwithstanding the foregoing provisions. Although the awards may still be cashed out (or canceled with no payment in the case of underwater stock options and SARs) in the circumstances described in the table above, this language expressly authorizing the discretionary cash out of awards was eliminated in the Amended Plan.
Performance-Based Awards
The Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, except with respect to certain grandfathered awards. Consequently, although we may continue to grant awards under the Amended Plan that contain vesting or other terms that relate to performance-based conditions, we may no longer grant awards that will qualify for the performance-based compensation exception to the tax deduction limitations under Section 162(m). Nevertheless, for historical reference and because certain provisions in the 2017 Plan applied both to awards intended to qualify for this exception and for performance-based awards that were not intended to qualify for this exception, provisions in the 2017 Plan relating to awards intended to qualify for the performance-based compensation exception have largely been retained in the Amended Plan, though we have clarified that certain plan provisions that were solely intended to comply with the performance-based compensation exception requirements under Section 162(m) are no longer applicable. For example, although the performance-based compensation exception under Section 162(m) is no longer available, the following list of performance goals has been retained in the Amended Plan:
Earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items or book value per share (which may exclude nonrecurring items); pre-tax income or after — tax income; earnings per common share (basic or diluted); operating profit; revenue, revenue growth or rate of revenue growth; return on assets (gross or net), return on investment, return on capital, or return on equity; returns on sales or revenues; operating expenses; stock price appreciation; cash flow, free cash flow, cash flow return on investment (discounted or otherwise), return on invested capital (before or after taxes), net cash provided by operations, or cash flow net of capital expenditures; implementation or completion of critical projects or processes; economic value created; cumulative earnings per share growth; operating margin or profit margin; common stock price or total stockholder return; cost targets, reductions and savings, productivity and efficiencies; strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and any combination of, or a specified increase in, any of the foregoing.
As was the case under the 2017 Plan, the Committee may continue to use any of the goals in the above list for awards granted under the Plan, as well as any other goal that the Committee may select.
Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. Financial performance goals may, but need not be, measured in accordance with Generally Accepted Accounting Principles, and the Committee may make equitable and other adjustments to the performance goals or results. We have clarified in the Amended Plan that the provisions applicable to awards intended to qualify for the performance-based compensation exception under Section 162(m), such as the provisions relating to how performance goals for such awards could be measured and the limitations on the Committee’s ability to make certain adjustments to such performance goals or results, are no longer applicable.
The Amended Plan also continues to reflect the annual grant limits in the 2017 Plan that were applicable to awards intended to qualify for performance-based compensation exception under Section 162(m). Since these limits will not be applicable to future grants due to the elimination of the performance-based compensation exception, we do not describe them in this proposal. However, readers may find these limits in Section 5(b) of the full text of the Amended Plan in Appendix A to this Proxy Statement.
General Provisions
Nontransferability, Deferrals and Settlements. Awards generally are transferable only by will or under the laws of descent and distribution. Awards cannot be transferred to independent third parties for consideration without stockholder approval. The Committee may require or permit grantees to elect to defer the issuance of shares of stock (with settlement in cash or stock as may be determined by the Committee or elected by the grantee in accordance with procedures established by the Committee), or the settlement of awards in cash under such rules and procedures as established under the Amended Plan to the extent that such deferral complies with Section 409A of the Internal Revenue Code. It may also provide that deferred settlements include the payment or crediting of interest on such amounts.
No Repricings without Stockholder Approval. The Amended Plan prohibits the repricing of stock options and SARs without first obtaining stockholder approval. Specifically, notwithstanding anything in the Amended Plan to the contrary, except in connection with anti-dilution and similar equitable adjustments to awards to account for certain business transactions or other changes in capital structure, without first obtaining approval of the Company’s stockholders, (i) the exercise price of outstanding stock options and base price of outstanding SARs may not be reduced; (ii) stock options and SARs may not be cancelled, exchanged, or surrendered and replaced with stock options or SARs with a lower exercise price or base price; (iii) stock options and SARs with an exercise or base price that is equal to or in excess of the fair market value of the underlying share of Stock may not be purchased from grantees for cash or other securities; and (iv) outstanding stock options or SARs may not otherwise be amended or modified in a manner that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.
Taxes. The Company or any subsidiary or affiliate is authorized to withhold, from any award granted, any payment relating to an award, including from a distribution of stock or any other payment to a grantee, amounts of withholding and other taxes due in connection with any transaction involving an award, and to take such other action as the Committee may deem advisable to enable the Company and grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award. This includes the authority to withhold or receive stock or other property with a fair market value not in excess of the minimum amount required to be withheld or such other rate that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service of another applicable governmental entity.
Provisions for Foreign Participants. The Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish or procedures under the Amended Plan to recognize differences in laws or policies of such foreign jurisdictions with respect to tax matters.
Awards Subject to Clawback. Unless otherwise determined by the Committee, all awards and any related payments made under the Amended Plan are subject to the provisions of any clawback policy implemented by the Company, to the extent set forth in the policy and/or in any notice or agreement relating to an award or payment under the Amended Plan.
Stockholder Approval, Amendment and Termination
The Amended Plan was approved by the Board on February 10, 2021. If approved by the Company’s stockholders at the Annual Meeting, the Amended Plan will become effective immediately upon such approval.
The Board may amend, alter or discontinue the Amended Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Amended Plan without the consent of the applicable participants. Stockholder approval is required with respect to any amendment that materially increases benefits provided under the Amended Plan or materially alters the eligibility provisions of the Amended Plan. Unless earlier terminated by the Board pursuant to the provisions of the Amended Plan, the Amended Plan will terminate on February 10, 2031, the tenth anniversary of the date on which the Board of Directors approved the Amended Plan, though awards made before the expiration will remain outstanding in accordance with their terms. If the Amended Plan is not approved by stockholders, the current expiration date in the 2017 Plan of January 26, 2027, would remain in effect. No awards will be granted after the applicable expiration date.
U.S. Federal Income Tax Information
The following summary briefly describes U.S. federal income tax consequences of stock options, SARs, restricted stock and restricted stock units but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Amended Plan should consult their own professional tax advisors concerning tax aspects of rights under the Amended Plan. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to Chemours under U.S. federal tax law is not intended to imply that Chemours will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.
Nonqualified stock options. With respect to nonqualified stock options, no income for federal income tax purposes will be recognized by the optionee (and no deduction will be permitted the Company) upon the grant of the option. The difference between the option exercise price and the fair market value of the stock on the date the option is exercised will be taxable as ordinary income to the optionee. The Company is generally entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Sections 162(m) or 280G of the Internal Revenue Code. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.
Incentive stock options. With respect to ISOs, if the optionee does not make a “disqualifying disposition” of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option exercise price (the “ISO spread”) will be a tax preference item under the alternative minimum tax rules). In the event of a subsequent sale of the stock received upon exercise that was not a “disqualifying disposition,” any amount realized in excess of cost will be taxed as capital gain and any loss sustained will be capital loss. In such case, in connection with the issuance or exercise of the option the Company is generally entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Sections 162(m) or 280G of the Internal Revenue Code.
A “disqualifying disposition” will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of the granting of the option or within one year after exercise in respect of such shares. If a disqualifying disposition is made, the difference between the option exercise price and the lesser of (i) the fair market value of the Company stock at the time the option is exercised or (ii) the amount realized upon disposition of the Company stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company. Any remaining gain realized by the optionee will be taxed as capital gain. A “disqualifying disposition” occurring in a year subsequent to the year of exercise for an amount less than the exercise price will not eliminate the treatment of the ISO spread as an alternative minimum tax preference item of the optionee in the year of exercise.
SARs. With respect to SARs, the fair market value of the shares issued or the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights. The Company is generally entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Sections 162(m) or 280G of the Internal Revenue Code. Gain or loss on the subsequent sale of any such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.
Restricted Stock. The grant of restricted stock, including restricted stock with performance-based vesting conditions, will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock (if any) and the fair market value of the shares on the date that the restrictions lapse. The Company is generally entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Sections 162(m) or 280G of the Internal Revenue Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long- or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock, including restricted stock with performance-based vesting conditions, may make an election under Section 83(b) of the Internal Revenue Code, which is referred to as a “section 83(b) election,” to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The section 83(b) election must be made within 30 days from the time the restricted stock is issued.
Restricted Stock Units. Recipients of restricted stock units, including restricted stock units with performance-based vesting conditions, generally should not recognize income until such units are converted into cash or shares of stock, unless Section 409A of the Internal Revenue Code applies. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants will recognize gain upon the disposition of any shares received upon conversion of the RSUs and performance units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year. The Company is generally entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Sections 162(m) or 280G of the Internal Revenue Code. RSUs and performance units also can be considered non-qualified deferred compensation and subject to the rules of Section 409A of the Internal Revenue Code. A grant of RSUs or performance units that does not meet the requirements of Internal Revenue Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest to such participant.
Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. Federal income and employment tax purposes. The Company is generally entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Sections 162(m) or 280G of the Internal Revenue Code.
Equity Compensation Plan Information
The following table summarizes information regarding outstanding options and shares available for future issuance as of the close of business on December 31, 2020, under the Company’s equity compensation plan.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY
COMPENSATION PLANS AS OF DECEMBER 31, 2020
(shares in thousands, except per share)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plans approved by security holders	9,100	$19.21	10,200
Equity compensation plans not approved by security holders	—	—	—
Total	9,100	$19.21	10,200

(1)
Includes the approximate number of outstanding stock options, restricted stock units (“RSUs”) and performance share units (“PSUs”).

(2)
Represents the weighted-average exercise price of outstanding stock options only. RSUs and PSUs do not have associated exercise prices.

(3)
Reflects the approximate shares available for issuance pursuant to 2017 Plan, which was approved by our stockholders on April 26, 2017 and replaces the Prior Plan. The maximum number of shares of stock reserved for the grant or settlement of awards under the 2017 Plan is 19,000,000, which does not include the additional 3,050,000 shares that would be added to the 2017 Plan if this Proposal 5 is approved by the Company’s stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE CHEMOURS 2017 EQUITY AND INCENTIVE PLAN.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the Nominating and Corporate Governance Committee or any other committee comprised of independent directors designated by the Board.
The Nominating and Corporate Governance Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its shareholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the Nominating and Corporate Governance Committee for ratification. If the Nominating and Corporate Governance Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are directors or employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2020, no related person has had a material interest in any of the Company’s business transactions or relationships.

GENERAL INFORMATION ABOUT THE MEETING
Q.
Why am I being asked to review these materials?

A.
The Board is soliciting proxies for use at the virtual Annual Meeting to be held on April 28, 2021, beginning at 10:00 a.m. Eastern time via live webcast at www.viewproxy.com/chemours/2021/vm. In order to solicit your proxy, the Company must furnish you with this Notice and Proxy Statement, which contains information about the proposals to be voted upon at the virtual Annual Meeting. As a Company shareholder, you are invited to attend the virtual Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. This Proxy Statement and the

Company’s Annual Report to Shareholders are first being mailed to the Company’s shareholders and made available on the Internet on or about March 12, 2021.
Q.
Why am I being asked to review materials online?

A.
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of the Company’s proxy materials to each shareholder, the Company is furnishing proxy materials, including this Proxy Statement and Annual Report to Shareholders, by providing access on the Internet rather than mailing printed copies of the materials. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of the Company’s shareholders with instructions on how to access and review the proxy materials on the Internet. The Notice also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice.
Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

A.
The Board recommends that you vote “FOR” each of the director nominees to the Board (Proposal 1), “FOR” approval of the compensation of the named executive officers (Proposal 2), “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (Proposal 3), “FOR” the approval of amendments to the Amended and Restated Certificate of Incorporation to eliminate the supermajority vote provisions with respect to the certificate and bylaw amendments (Proposal 4), and “FOR” the approval of the Amendment and Restatement of The Chemours Company 2017 Equity and Incentive Plan (Proposal 5).

Q.
Who may vote at the meeting?

A.
Only holders of record of Chemours common stock at the close of business on March 2, 2021 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 165,194,730 shares of Chemours common stock outstanding and entitled to vote.

Q.
How do I vote?

A.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you.

As a shareholder of record, you may submit your proxy in advance of the virtual Annual Meeting using any of the following alternatives:
VIA INTERNET at www.AALVote.com/CC
BY TELEPHONE by dialing: 866-804-9616
BY MAIL by completing and mailing in a paper proxy card.
Or you may vote ON-LINE at the virtual Annual Meeting.
If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote on-line at the virtual Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
Q.
What is the deadline for voting if I do not plan to attend the virtual Annual Meeting?

A.
You may submit your proxy via the Internet or by telephone until 11:59 p.m., Eastern Time, on April 27, 2021, or the Company’s agent must receive your paper proxy card by mail on or before April 27, 2021.

If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.
Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the virtual Annual Meeting and how will they vote my shares?

A.
Sameer Ralhan and David C. Shelton are Officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. Submission of a later proxy by any means by the deadlines described herein or voting online at the virtual Annual Meeting will change your prior vote. Beneficial owners who wish to change their vote must follow the procedures provided by their broker, bank or other nominee.

Q.
Can I revoke a proxy?

A.
Yes. A shareholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary of the Company, by delivering later dated proxy instructions or by voting at the virtual meeting. Beneficial owners who wish to revoke their proxy should contact their broker, bank or other nominee. Attendance at the meeting alone will not revoke a proxy. Without a legal proxy from the record owner, beneficial owners cannot revoke their proxies at the virtual Annual Meeting because the actual registered shareholders — the broker, bank or other nominees — will not be present. Beneficial owners who wish to vote at the virtual Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.

Q.
What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.
It means your shares are registered differently or are in more than one account. For all Notices you receive, please submit your proxy by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please provide voting instructions for all proxy and voting instruction cards you receive. The Company encourages you to register all your accounts in the same name and address. Registered shareholders may contact the Company’s transfer agent, Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000; (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.
Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for the Company shareholders to conduct business at the meeting. The presence at the meeting, on-line or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the virtual Annual Meeting, the chairman of the meeting may adjourn the virtual Annual Meeting to a later time.

Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. The shares of a shareholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the virtual Annual Meeting so long as the shares are represented at the meeting. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the virtual Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of PricewaterhouseCoopers LLP, assuming that a quorum is obtained and therefore no broker non-votes are expected with respect to that proposal.
Q.
How many votes are needed to elect the director nominees and approve each of the proposals?

A.
Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of Directors	Majority of Votes Cast	No
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Ratification of PwC	Majority of Votes Represented and Entitled to Vote	Yes
Approval of Elimination of Supermajority Provisions	Eighty Percent of the Voting Power of the Company’s Stock Then Outstanding	No
Equity Plan	Majority of Votes Represented and Entitled to Vote	No
For the election of directors, under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. Regarding the proposal to approve certain amendments to the Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions, our Certificate requires the affirmative vote of the holders of at least eighty percent (80% of the voting power of the Company’s stock then outstanding to approve the proposal. For all other matters, except as set forth in the Certificate of Incorporation, the Bylaws or applicable law, the approval of the holders of a majority of votes represented at the meeting and entitled to vote on the proposal is required for approval of a proposal under the Bylaws. In accordance wit the voting standards set forth above, abstentions have no effect on the election of directors but have the same effect as votes “against” the other proposals. In addition, NYSE listing standards require the 2017 Plan to be approved by a majority of the votes cast. “Votes cast” for NYSE purposes consist of votes “for” or “against,” as well as abstentions. As a result, abstentions have the effect of a vote “against” approval of the 2017 Plan for NYSE purposes.
The NYSE voting standard has the same effect as the voting standard under the Bylaws described above.
Q.
What happens if an incumbent director nominee does not receive a majority of the votes cast for his or her re-election at the virtual Annual Meeting?

A.
The Company’s Corporate Governance Guidelines provide that the Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the virtual annual meeting at which they are elected or re-elected as a director, their irrevocable resignations contingent upon their failure to receive a majority of the votes cast for their election in an election that is not a contested election and the Board’s acceptance of such resignations. In the event an incumbent director fails to receive the required vote for re-election, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board will act on the resignation, taking into account the recommendation of the Nominating and Corporate Governance Committee, and publicly disclose its decision within ninety (90) days following certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations.

Q.
Where can I find voting results of the virtual Annual Meeting?

A.
Chemours will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the virtual Annual Meeting?

A.
Chemours will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $15,000, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.
Q.
What do I need to do to attend the Annual Meeting virtually?

A.
Both stockholders of record and street name stockholders will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a stockholder of record, you must:
•
Follow the instructions provided on your Notice or proxy card to first register at www.viewproxy.com/chemours/2021/VM by 11:59 p.m. Eastern Time on April 26, 2021. You will need to enter your name, phone number, virtual control number (included on your Notice or proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the virtual Annual Meeting.

•
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number included on your Notice or proxy card).

•
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click on http://www.AALvote.com/CC during the Annual Meeting while the polls are open (you will need the virtual control number included on your Notice or proxy card).

If you are a street name stockholder, you must:
Obtain a legal proxy from your broker, bank or other nominee.
•
Register at www.viewproxy.com/Chemours/2021/VM by 11:59 p.m. Eastern Time on April 26, 2021. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting but you will be unable to vote your shares electronically at the virtual Annual Meeting.
•
On the day of the virtual Annual Meeting, if you have properly registered, you may enter the virtual Annual Meeting by logging in using the password you received via email by clicking on the link in your registration confirmation. (If you wish to vote you will need the virtual control number assigned to you in your registration confirmation email).

•
If you wish to vote your shares electronically at the virtual Annual Meeting, you will need to click http://www.AALvote.com/CC during the virtual Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email). Further instructions on how to attend the Annual Meeting via live audio webcast, including how to vote your shares electronically at the virtual Annual Meeting are posted on www.viewproxy.com/chemours/2021/VM under Frequently Asked Questions (FAQ). The Annual Meeting live audio webcast will begin promptly at 10:00 a.m. Eastern Daylight Time on April 28, 2021. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures.

Chemours has created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate during the Annual Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the virtual Annual Meeting, we may answer questions as they come in, to the extent they are relevant to the business of the Annual Meeting, as time permits.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes. Shareholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2021. If you submit your proxy through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to the Company’s Annual Report to Shareholders and the Proxy Statement for the Company’s 2022 Annual Meeting.

Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple shareholders who have the same address will receive a single Notice and, if applicable, a single set of annual report and other proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies.
Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Shareholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19801. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the virtual Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291. Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

OTHER INFORMATION
Other Business that May Come Before the Meeting

The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.
2022 Annual Meeting of Shareholders

Procedures for Submitting Shareholder Proposals and Nominations
If you want to include a shareholder proposal in the Proxy Statement for the Company’s 2022 Annual Meeting of Shareholders, your shareholder proposal must be delivered to the Company not later than November 12, 2021 and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2022 Annual Meeting of Shareholders changes by more than 30 days from the date that is the first anniversary of the 2021 virtual Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2022 Annual Meeting.
If you want to submit a shareholder proposal for the Company’s 2022 Annual Meeting of Shareholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your shareholder proposal or director nomination must be delivered to the Company not earlier than January 1, 2022 and not later than January 31, 2022. However, if the date of the 2022 Annual Meeting changes by more than
30 days from the date that is the first anniversary of the 2021 virtual Annual Meeting, then any shareholder proposal must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All shareholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary.
The chairman of the Annual Meeting or any other annual meeting or special meeting of shareholders may refuse to acknowledge the nomination or shareholder proposal of any person not made in compliance with the foregoing procedures and the Bylaws. A shareholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any shareholder upon written request sent to The Chemours Company, 1007 Market Street,
Wilmington, DE 19801, Attention: Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov or on the Company’s website at https://investors.chemours.com.

IMPORTANT
We value the input and support of all shareholders. Whether your share holdings are large or small, and even if you expect to attend the virtual Annual Meeting, please promptly submit your proxy by telephone, through the Internet or by mail.

APPENDIX A
Form of Proposed Amendments
The Amended and Restated Certificate of Incorporation of The Chemours Company (the “Certificate”) is hereby amended, effective [      ] 2021, to amend and restate Article IX of the Certificate in its entirety as follows:
ARTICLE IX
AMENDMENT
Section 9.01 Certificate of Incorporation. The Corporation shall have the right, from time to time, to amend, alter, change or repeal any provision of this Certificate of Incorporation in any manner now or hereafter provided by this Certificate of Incorporation, the Bylaws of the Corporation or the DGCL, and all rights, preferences, privileges and powers of any kind conferred upon any director or stockholder of the Corporation by this Certificate of Incorporation or any amendment thereof are conferred subject to such right. ~~Notwithstanding anything contained in this Certificate of Incorporation to the contrary (and in addition to any vote required by law), the affirmative vote of the holders of at least 80% of the voting power of the shares entitled to vote for the election of directors shall be required to amend, alter, change, or repeal or to adopt any provision inconsistent with Article V (other than Section 5.05(b)), Article VI, Article VII and this Article IX; provided further, that if the stockholders do not approve the Classification Proposal, then following the date of the 2016 annual meeting of the Corporation, Section 5.04 and Section 5.05(a) may be amended, altered, changed or repealed by the affirmative vote of the stockholders required by law.~~
Section 9.02 Bylaws. In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized and empowered, without the assent or vote of the stockholders, to adopt, amend and repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the board of directors shall require the approval by the majority of the entire board of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation in accordance with this Certificate of Incorporation, the Bylaws of the Corporation or the DGCL~~; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of the shares entitled to vote for the election of directors shall be required to amend, repeal or adopt any provision of the Bylaws of the Corporation~~.
A-1

Appendix B
Form of Proposed Amendments
The Chemours Company 2017 Equity Plan (the “Equity Plan”) is hereby amended and restated, effective April 28, 2021, in its entirety as follows:

THE CHEMOURS COMPANY
2017 EQUITY AND INCENTIVE PLAN
(as amended and restated as of April 28, 2021)
1.
PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

The purposes of the Chemours Company 2017 Equity and Incentive Plan are to attract, motivate and retain (a) employees of the Company and any Subsidiary and Affiliate, (b) nonemployee directors of the Company, any Subsidiary or any Affiliate and (c) independent contractors who provide significant services to the Company, any Subsidiary or Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interest with those of the Company’s stockholders. Pursuant to the provisions hereof, there may be granted stock options (including “incentive stock options” and “nonqualified stock options”), and other stock-based awards, including but not limited to restricted stock, restricted stock units, dividend equivalents, performance units, stock appreciation rights (payable in cash or shares) and other long-term stock-based or cash-based Awards. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.
2.
DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)
“Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)
“Award” means individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Other Cash-Based Awards.

(c)
“Award Terms” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” shall have the meaning set forth in the Grantee’s employment or other agreement with the Company, any Subsidiary or any Affiliate, if any, provided that if the Grantee is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean (i) the willful and continued failure of the Grantee to perform substantially the Grantee’s duties with the Company or any Subsidiary or Affiliate (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Grantee by the employing Company, Subsidiary or Affiliate that specifically identifies the alleged manner in which the Grantee has not substantially performed the Grantee’s duties, or (ii) the willful engaging by the Grantee in illegal conduct or misconduct that is injurious to the Company or any Subsidiary or Affiliate, including without limitation any breach of the Company’s Code of Business Conduct or other applicable ethics policy.

(g)
“Change in Control” shall have the meaning set forth in Section 7(c) hereof.

(h)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)
“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall be comprised solely of directors who are (a) “nonemployee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Section 162(m) of the Code and (c) “independent directors” pursuant to New York Stock Exchange requirements.

(j)
“Company” means The Chemours Company, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)
“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(l)
“Disability” means that a Grantee is considered to be disabled within the meaning of the Company’s long-term disability plan.

(m)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(n)
“Excise Tax” shall have the meaning set forth in Section 7(d) hereof.

(o)
“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean, (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

(p)
“Good Reason” shall have the meaning set forth in the Grantee’s employment or other agreement with the Company, any Subsidiary or any Affiliate, if any, provided that if the Grantee is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean (i) a material diminution in the Grantee’s base compensation, (ii) a material diminution in the Grantee’s authority, duties, or responsibilities, or (iii) a material adverse change in the geographic location at which the Grantee must perform his/her services for the Company.

(q)
“Grantee” means an individual who, as an employee of or independent contractor or nonemployee director with respect to the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(r)
“ISO” means any Option intended to be and designated in the applicable Award Terms as an incentive stock option within the meaning of Section 422 of the Code.

(s)
“NQSO” means any Option that is not designated as an ISO in the applicable Award Terms.

(t)
“Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

(u)
“Other Cash-Based Award” means an Award granted to a Grantee under Section 6(b)(iv) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(v)
“Other Stock-Based Award” means an Award granted to a Grantee pursuant to Section 6(b)(iv) (and to the extent applicable Section 6(b)(i)) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units, Stock Appreciation Rights (payable in cash or shares) or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

(w)
“Performance-Based Compensation” shall mean compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(x)
“Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings, including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), return on invested capital (before or after taxes) net cash provided by operations, or cash flow net of capital expenditures; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Any Performance Goals that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. To the extent an Award is intended to satisfy the performance-based compensation exception to the limits of Section 162(m) of the Code and then to the extent consistent with such exception, the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. For the avoidance of doubt, with respect to Awards (including any related dividends or dividend equivalents) which are not intended to satisfy the performance-based compensation exception to the limits of Section 162(m) of the Code, “Performance Goals” may be based on these or such other performance measures as the Committee may determine and provisions in this Section 2(x) that were intended to satisfy requirements under Section 162(m) applicable to Performance-Based Compensation shall not be applicable to such Awards.
(y)
“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder, except that such term shall not include (1) the Company or any Subsidiary corporation, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary corporation, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z)
“Plan” means this Chemours Company 2017 Equity and Incentive Plan, as amended from time to time.

(aa)
“Plan Year” means a calendar year.

(bb)
“Prior Plan” means The Chemours Company Equity and Incentive Plan, effective July 1, 2015.

(cc)
“Replacement Awards” means Awards issued in assumption of or substitution for awards granted under equity-based incentive plans sponsored or maintained by an entity with which the Company engages in a merger, acquisition or other business transaction, pursuant to which awards relating to interests in such entity (or a related entity) are outstanding immediately prior to such merger, acquisition or other business transaction. Except as provided in Section 5, for all purposes hereunder, Replacement Awards shall be deemed Awards.

(dd)
“Restricted Stock” means an Award of shares of Stock to a Grantee under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(ee)
“Restricted Stock Unit” means a right granted to a Grantee under Section 6(b)(iii) of the Plan to receive

Stock or cash at the end of a specified period, which right may be subject to the attainment of Performance Goals in a period of continued employment or other terms and conditions as permitted under the Plan.
(ff)
“Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(gg)
“Stock” means shares of common stock, par value $0.01 per share, of the Company.

(hh)
“Stock Appreciation Right” or “SAR” means an Other Stock-Based Award, payable in cash or stock, that entitles a Grantee upon exercise to the excess of the Fair Market Value of the Stock underlying the Award over the base price established in respect of such Stock.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
(ii)
“Total Payments” shall have the meaning set forth in Section 7(d) hereof.

3.
ADMINISTRATION.

(a)
The Plan shall be administered by the Committee or, at the discretion of the Board, the Board, provided that any Award to the Chairman of the Board shall be subject to ratification by the Board. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Subject to applicable law, the Board may delegate to one or more officers, acting alone or together with one or more members of the Board, authority to grant Awards to employees who are not subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised, subject however to prescribed limits set forth in the resolution of the Board delegating such authority.

The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all individuals and entities. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the individuals to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to qualify as Performance-Based Compensation so qualifies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, accelerated, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Terms (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Terms granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Board or Committee member (or any individual to whom the Committee’s authority hereunder is delegated) shall be liable for any action or determination made with respect to the Plan or any Award. Notwithstanding anything herein to the contrary, except as provided in Section 5(c), without first obtaining approval of the Company’s stockholders, (i) the exercise price of outstanding Options and base price of outstanding SARs may not be reduced, (ii) Options and SARs may not be cancelled, exchanged, or surrendered and replaced with Options or SARs with a lower exercise price or base price, (iii) Options and SARs with an exercise or base price that is equal to or in excess of the Fair Market Value of the underlying share of Stock may not be purchased from Grantees for cash or other securities, and (iv) outstanding Options or SARs may not otherwise be amended or modified in a manner that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.
4.
ELIGIBILITY.

(a)
Awards may be granted to officers, employees, nonemployee directors and independent contractors of the Company or of any of its Subsidiaries and Affiliates; provided, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries.

(b)
No ISO shall be granted to any employee of the Company, its parent or any of its Subsidiaries if such employee owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling.

5.
STOCK SUBJECT TO THE PLAN AND AWARD LIMITS.

(a)
The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan (the “Share Limit”) shall be 22,050,000 less one (1) share of Stock for every one (1) share of Stock that was subject to an option or stock appreciation right granted after December 31, 2016 under the Prior Plan and 1.5 shares of Stock for every one (1) share of Stock that was subject to an award other than an option or stock appreciation right granted after December 31, 2016 under the Prior Plan. Any shares of Stock that are subject to Options or SARs shall be counted against this limit as one (1) share for every one (1) share granted, and any shares of Stock that are subject to Awards other than Options or SARs shall be counted against this limit as 1.5 shares of Stock for every one (1) share of Stock granted. After April 26, 2017, no awards may be granted under the Prior Plan, but awards outstanding thereunder as of such date shall remain outstanding in accordance with their existing terms. Such shares of Stock may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If  (i) any shares of Stock subject to an Award that is forfeited, canceled, exchanged or surrendered or an Award that terminates or expires without a distribution of shares of Stock to the Grantee, or (ii) after December 31, 2016 any shares of Stock subject to an award under the Prior Plan that is forfeited, canceled, exchanged or surrendered or an award that terminates or expires without a distribution of shares of Stock to the grantee, then in each such case the shares of Stock subject to such Award or award under the Prior Plan shall be added to the shares available for Awards under the Plan. Awards that will be mandatorily settled solely in cash shall not reduce the shares authorized for grant under this Section 5(a). Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added to the shares of Stock authorized for grant under this Section 5(a): (i) shares tendered by the Grantee or withheld by the Company in payment of the purchase or exercise price of an Award or, after December 31, 2016, an award under the Prior Plan, (ii) shares tendered by the Grantee or withheld by the Company to satisfy any tax withholding obligation with respect to Awards or, after December 31, 2016, awards under the Prior Plan, (iii) shares subject to a SAR or, after December 31, 2016, a stock appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2016, options under the Prior Plan. Any shares of Stock that again become available for Awards under the Plan pursuant to this Section 5(a) shall be added back as (i) one (1) share of Stock if such shares of Stock were subject to Options or

SARs granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as (ii) 1.5 shares of Stock if such shares of Stock were subject to Awards other than Options or SARs granted under the Plan, or awards other than options or stock appreciation rights granted under the Prior Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. Shares of Stock delivered or deliverable pursuant to Replacement Awards shall not reduce the number of shares of Stock available for Awards under the Plan.
(b)
Subject to adjustment as provided in Section 5(c), the following limits shall apply to Awards granted to any one Grantee in any single calendar year to the extent the Award is intended to qualify as Performance-Based Compensation:

(i)
Options and SARs: 2,000,000 shares of Stock, in the aggregate;

(ii)
Restricted Stock, RSUs or Other Stock-Based Awards that are denominated in shares of Stock: 1,000,000 shares of Stock, in the aggregate;

(iii)
Other Cash-Based Awards: $8,000,000, in the aggregate; and

(iv)
Dividends and dividend equivalents: $250,000, in the aggregate.

In applying the foregoing limits, (a) the limits applicable to Options and SARs refer to the number of shares of Stock subject to those Awards; (b) the share limit under clause (ii) refers to the maximum number of shares of Stock that may be delivered under an Award or Awards of the type specified in clause (ii) assuming a maximum payout; (c) the dollar limit under clause (iii) refers to the maximum dollar amount payable under any Other Cash-Based Award assuming a maximum payout, (d) if the Committee determines to settle an Award specified in clause (ii) in cash, the maximum aggregate amount of cash that may be paid pursuant to such Awards to any Grantee in a calendar year shall be equal to the per share Fair Market Value as of the relevant payment or settlement date multiplied by the number of shares of Stock set forth in clause (ii) and (e) the dollar limit under clause (iv) refers to the amount that may be paid to any one Grantee in any single calendar year to the extent the Award is intended to qualify as Performance-Based Compensation.
(c)
Except as provided in an Award Terms or as otherwise provided in the Plan, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of  (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan, (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards; provided that, with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d)
The aggregate grant date fair value (computed in accordance with applicable financial accounting rules) of all Awards granted to any nonemployee director of the Company or of any of its Affiliates during any calendar year, taken together with any cash fees paid during the calendar year with respect to the nonemployee director’s service as a member of the Board shall not exceed $600,000.

(e)
Notwithstanding the foregoing provisions of this Section 5, Options and SARs shall be subject to a minimum vesting period of one (1) year; provided, however, that the Committee may provide for the grant of an Option or SAR without a minimum vesting period or may accelerate the vesting of all or a portion of an Option or SAR for any reason, but only with respect to Options or SARs for no more than an aggregate of 5% of the total number of shares of Stock authorized for issuance under the Plan pursuant to Section 5(a), upon such terms and conditions as the Committee shall determine and the Committee also may provide for the grant of Options or SARs that have different vesting terms in the case of Replacement Awards.
6.
SPECIFIC TERMS OF AWARDS.

(a)
General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Terms, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or, subject to the requirements of Section 409A of the Code, on a deferred basis.

(b)
Awards. The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards.

(i)
Options and SARs.   The Committee is authorized to grant Options and SARs to Grantees on the following terms and conditions:

(1)
The Award Terms evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(2)
The exercise or base price per share of Stock underlying under an Option or SAR shall be determined by the Committee, but in no event shall the exercise or base price of an Option or SAR per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option or SAR; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 5(c). The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option), or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount of tax withholding to be paid in shares of Stock previously owned by the employee, or a portion of the shares of Stock or cash, as applicable that otherwise would be distributed to such employee upon exercise of an Option or SAR, or a combination of cash and shares of such Stock.

(3)
Options and SARs shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Terms; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option or SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option or SAR may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent. No partial exercise may be made for less than one hundred (100) full shares of Stock.

(4)
Upon the termination of a Grantee’s employment or service with the Company and its

Subsidiaries or Affiliates, the Options or SARs granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for such period as may be provided in the applicable Award Terms, but in no event following the expiration of their term. The treatment of any Option or SAR that is unexercisable as of the date of such termination shall be as set forth in the applicable Award Terms.
(5)
Options or SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of, or provisions for recovery of, the shares acquired upon exercise of such Options or SARs (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.

(6)
Neither Options nor SARs may provide the Grantee with the right to receive dividends or dividend equivalents.

(ii)
Restricted Stock.

(1)
The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Terms. The vesting of a Restricted Stock Award granted under the Plan and the terms upon which transfer restrictions shall lapse may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(2)
The Committee shall determine the price, which, to the extent required by law, shall not be less than par value of the Stock, to be paid by the Grantee for each share of Restricted Stock or unrestricted stock or stock units subject to the Award. Each Award Terms with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what circumstances such payment is required to be made.

(3)
An Award of Restricted Stock may provide the Grantee with the right to vote and/or receive dividends with respect to the Award, provided that any such dividends shall be accumulated or reinvested and shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividends attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

(4)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iii)
Restricted Stock Units.   The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(1)
The vesting of a Restricted Stock Unit Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion. The Committee shall have the authority to accelerate the settlement of any outstanding award of Restricted Stock Units at such time and under such circumstances as it, in its sole discretion, deems appropriate, subject to the requirements of Section 409A of the Code.

(2)
Unless otherwise provided in an Award Terms or except as otherwise provided in the Plan, upon the vesting of a Restricted Stock Unit there shall be delivered to the Grantee, as soon as practicable following the date on which such Award (or any portion thereof) vests (but in any event within such period as is required to avoid the imposition of a tax under Section 409A of the Code), that number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

(3)
Subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to the Award, provided that any such dividend equivalents shall be accumulated or reinvested and shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividend equivalents attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.
(4)
Upon the termination of a Grantee’s employment or service with the Company and its Subsidiaries or Affiliates, the Restricted Stock Units granted to such Grantee shall be subject to the terms and conditions specified in the applicable Award Terms.

(iv)
Other Stock-Based or Cash-Based Awards.

(1)
The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods. Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(b)(iv) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Stock, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action.

(2)
No payment shall be made to a Covered Employee with respect to an Award that is intended to qualify as Performance-Based Compensation prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(3)
Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Award that is not intended to qualify as Performance-Based Compensation, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.

(4)
Subject to the requirements of Section 409A of the Code, an Other Stock-Based Award may provide the Grantee with the right to receive dividend equivalent payments with respect to the Award, provided that any such dividend equivalents shall be accumulated or reinvested and shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividend equivalents attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

7.
CHANGE IN CONTROL PROVISIONS.

(a)
Unless otherwise determined by the Committee or evidenced in an applicable Award Terms or employment or other agreement, in the event of a Change in Control:

(i)
Options and Stock Appreciation Rights

(1)
If the Company is the surviving entity or the surviving entity assumes the Options or SARs or substitutes in lieu thereof equivalent stock options or SARs relating to the stock of such surviving entity (“Substitute Options/SARs”), the Options/SARs or the Substitute Options/SARs, as applicable, shall be governed by their respective terms;

(2)
If the Company is the surviving entity or the surviving entity assumes the Options/SARs or issues Substitute Options/SARs, and the Grantee is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, Options/SARs or Substitute Options/SARs held by the Grantee that were not previously vested and exercisable shall become fully vested and remain exercisable until the date that is two (2) years following the date of such termination, or the original expiration date, whichever first occurs; or

If the Company is not the surviving entity, and the surviving entity neither assumes the Options/SARs nor issues Substitute Options/SARs, each Option/SAR shall become fully vested and cancelled in exchange for a cash payment in an amount equal to (i) the excess of the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control over the exercise or base price (if any) per share of Stock subject to the Award multiplied by (ii) the number of shares of Stock subject to the Option/SAR; provided that if an Option/SAR is being cancelled pursuant to this Section 7(a)(i)(3) and the Fair Market Value per share of the Stock subject to such Option/SAR immediately prior to the Change in Control is equal to or less than the exercise or purchase price per share of Stock subject to such Option/SAR, such Option/SAR shall, upon the occurrence of the Change in Control, be canceled without payment therefore.
(ii)
Other Awards Not Subject to Performance Goals

(1)
If the Company is the surviving entity or the surviving entity assumes Awards (other than Options or SARs) not subject to Performance Goals (“Time-Vested Awards”) or substitutes in lieu thereof equivalent stock awards relating to the stock of such surviving entity (“Substitute Awards”), the Time-Vested Awards or the Substitute Awards, as applicable, shall be governed by their respective terms;

(2)
If the Company is the surviving entity or the surviving entity assumes the Time-Vested Awards or issues Substitute Awards, and the Grantee is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, Time-Vested Awards or Substitute Awards held by the Grantee that were not previously vested shall become fully vested; or

(3)
If the Company is not the surviving entity, and the surviving entity does not assume the Time-Vested Awards or issue Substitute Awards, the Time-Vested Awards shall become fully vested and cancelled in exchange for a cash payment in an amount equal to the Fair Market Value per share of the Stock subject to the Award immediately prior to the Change in Control multiplied by the number of shares of Stock subject to the Award.

(iii)
Other Awards Subject to Performance Goals. Awards (other than Options or SARs) subject to Performance Goals shall be converted into Time-Vested Awards at target, without proration, and continue to vest as though such Award had originally been granted as a Time-Vested Award with a restricted period equal in length to the performance period of such Award. Such Time-Vested Award shall thereafter be governed in accordance with their respective otherwise applicable terms and subsection (ii) above.

(b)
For purposes of the Plan, an Award shall be considered assumed or substituted if it (i) provides the Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, identical or better exercise or vesting schedules; (ii) has substantially equivalent value to such Award (determined at the time of the Change in Control); and (iii) is based on stock that is listed and traded on an established U.S. securities market or an established securities market outside the United States in which the Grantee can readily trade the stock without administrative burdens or complexities.

(c)
For purposes of the Plan, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below;

(ii)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;
(iii)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in (I) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (II) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity (A) at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (B) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(d)
Unless otherwise provided by the Committee or set forth in a Grantee’s Award Terms, notwithstanding the provisions of this Plan, in the event that any payment or benefit received or to be received by the Grantee in connection with a Change in Control or the termination of the Grantee’s employment or service (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company, any Subsidiary, any Affiliate, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, “Total Payments”) would be subject (in whole or part), to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in such other plan, arrangement or agreement, the payment or benefit to be received by the Grantee upon a Change in Control shall be reduced to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments). Neither the Company nor any of its Affiliates, representatives, directors, officers, employees or advisors shall have any liability or other obligation to indemnify, gross-up or otherwise hold a Grantee or anyone else harmless for any tax, additional tax, penalty or interest incurred under Section 4999 of the Code.
(e)
Notwithstanding the foregoing provisions of this Section 7, a Change in Control shall result in the acceleration of the time of payment under an Award that is subject to Section 409A of the Code only if the Change in Control also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company’s assets for purposes of Section 409A of the Code; provided that to the extent that the time of payment under an Award otherwise would have been accelerated but for the application of this Section 7(e), vesting of the Grantee in such payment shall be accelerated.

8.
GENERAL PROVISIONS.

(a)
Nontransferability, Deferrals and Settlements.   Unless otherwise determined by the Committee or provided in an Award Terms, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Notwithstanding the foregoing, any transfer of Awards to independent third parties for cash consideration without stockholder approval is prohibited. Any Award shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Award. The Committee may require or permit Grantees to elect to defer the issuance of shares of Stock (with settlement in cash or Stock as may be determined by the Committee or elected by the Grantee in accordance with procedures established by the Committee), or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. It may also provide that deferred settlements include the payment or crediting of interest, dividends or dividend equivalents on the deferral amounts.

(b)
No Right to Continued Employment, etc.   Nothing in the Plan or in any Award granted or any Award Terms, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Terms, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service.

(c)
Taxes.   The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld or such other rate that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service of another applicable governmental entity.

(d)
Stockholder Approval; Amendment and Termination.   The Plan was first approved by the Company’s stockholders on April 26, 2017. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee’s consent, or that without the approval of the stockholders (as described below) would, except as provided in Section 5, increase the total number of shares of Stock reserved for the purpose of the Plan. In addition, stockholder approval shall be required with respect to any amendment that materially increases benefits provided under the Plan or materially alters the eligibility provisions of the Plan or with respect to which stockholder approval is required under the rules of any stock exchange on which Stock is then listed. The Board approved, subject to approval of the Company’s stockholders, an amendment and restatement of the Plan on February 10, 2021, to, among other things, increase the number of shares of Stock reserved under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on February 10, 2031. No Awards shall be granted under the Plan after such termination date.
(e)
No Rights to Awards; No Stockholder Rights.   No individual shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. No individual shall have any right to an Award or to payment or settlement under any Award unless and until the Committee or its designee shall have determined that an Award or payment or settlement is to be made. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of such shares.

(f)
Unfunded Status of Awards.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(g)
No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)
Limitation on Dividends and Dividend Equivalents.   Notwithstanding anything in the Plan or otherwise to the contrary, any dividends or dividend equivalents provided with respect to an Award shall be paid only if and to the extent the vesting conditions applicable to the Award are satisfied. To the extent the Award is forfeited, any accumulated dividends or dividend equivalents attributable to the forfeited Award (or the forfeited portion thereof) will also be forfeited.

(i)
Regulations and Other Approvals.

(i)
The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)
Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)
In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(j)
Section 409A.   This Plan is intended to comply and shall be administered in a manner that is intended to comply with or be exempt from Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this Plan that would cause an Award, issuance and/or payment to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by applicable law). Notwithstanding anything contained herein or in an Award Agreement to the contrary, (i) to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Grantee shall not be considered to have terminated employment with the Company or its Affiliates for purposes of any Award, and no payment under any Award shall be due to the Grantee as a result of such termination, until the Grantee would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code, and (ii) to the extent that any payments to be made upon a Grantee’s separation from service would result in the imposition of any individual penalty tax imposed under Section 409A of the Code, the payment shall instead be made on the first business day after the earlier of  (A) the date that is six (6) months following such separation from service and (B) the date of the Grantee’s death. Neither the Company nor any of its Affiliates makes any representations that any or all of the payments provided under any Award will be exempt from or comply with Section 409A of the Code and none of them makes any undertaking to preclude Section 409A of the Code from applying to any such payment, and neither the Company nor any of its Affiliates, representatives, directors, officers, employees or advisors shall have any liability or other obligation to indemnify, gross-up or otherwise hold a Grantee or anyone else harmless for any tax, additional tax, penalty or interest incurred because of a violation of Section 409A of the Code.
(k)
Awards to Employees Outside the United States.   Awards may be granted to Grantees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Grantees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Grantees on assignments outside their home country. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

(l)
Governing Law.   The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(m)
Clawback.   To the extent allowed under applicable law or regulatory filings, unless otherwise determined by the Committee, all Awards granted under the Plan, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy implemented by the Company, including any such policy adopted to comply with applicable law (including without limitation the Dodd-Frank Wall Street Report and Consumer Protection Act) or securities exchange listing standards and any rules or regulations promulgated thereunder, to the extent set forth in such policy and/or in any notice or agreement relating to an Award or payment under the Plan.

PROXYThe Chemours CompanyPROXY FOR VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 2021THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby appoints Sameer Ralhan and David C. Shelton, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Virtual Annual Meeting of Shareholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on April 28, 2021, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4 AND 5. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.(Continued and to be marked, dated and signed on other side)If you plan to attend the Virtual Annual Meeting, you must be a holder of Company shares as of the Record Date of March 2, 2021, you must register at www.viewproxy.com/chemours/2021/VM by11:59 p.m. Eastern Time on April 26, 2021. You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the virtual Annual Meeting. Please note, if you do not provide a copy of the legal proxy, you may still attend the virtual Annual Meeting, but you will be unable to vote your shares electronically at the virtual Annual Meeting.Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held April 28, 2021The Proxy Statement and our 2020 Annual Report toShareholders are available at: http://www.allianceproxy.com/chemours/2021

Please mark your votes like this in blue or black ink xThe Board of Directors recommends you vote FOR each of the nominees named in Proposal 1.The Board of Directors recommends you vote FOR Proposals 2, 3, 4, and 5.Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensationo FORo AGAINSTo ABSTAINProposal 3 – Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year2021o FORo AGAINSTo ABSTAINProposal 4 – Proposal to Amend the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with Respect to Certificate and Bylaws Amendmentso FORo AGAINSTo ABSTAINProposal 5 – Approval of the Amendment and Restatement of The Chemours Company 2017 Equity and Incentive Plano FORo AGAINSTo ABSTAIN Proposal 1 – Election of Directors to Serve One-Year Terms expiring at the Annual Meeting of Shareholders in 2022. Nominees: FOR AGAINST ABSTAIN 1a. Curtis V. Anastasio o o o 1b. Bradley J. Bell o o o 1c. Richard H. Brown o o o 1d. Mary B. Cranston o o o 1e. Curtis J. Crawford o o o 1f. Dawn L. Farrell o o o 1g. Erin N. Kane o o o 1h. Sean D. Keohane o o o 1i. Mark P. Vergnano o o oTo transact other business as may properly come before the meeting or any adjournment or postponement thereof.Date Signature Signature (Joint Owners)Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.Please indicate if you plan to attend this meeting oAddress Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) oCONTROL NUMBERttPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.As a shareholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on April 27, 2021.CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or TelephoneINTERNETVote Your Proxy on the Internet:Go to www.AALVote.com/CCHave your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONEVote Your Proxy by Phone:Call 1 866-804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.